PROSPECTUS | March 30, 2015

Vertical Capital
MLP & Energy Infrastructure Fund
A series of the Vertical Capital Investors Trust

Institutional Class Shares (VMLIX)
 Advisor Class Shares (VMLPX)

This prospectus contains information about the Vertical Capital MLP & Energy Infrastructure Fund that you should know before investing.  You should read this prospectus carefully before you invest or send money, and keep it for future reference. For questions or for Shareholder Services, please call 1-855-609-VCAM (8226).
Investment Advisor
Vertical Capital Asset Management, LLC
20 Pacifica
Suite 190
 Irvine, CA 92618
Investment Sub-Advisor
MAI Capital Management, LLC
1360 East 9th Street
Suite 1100
 Cleveland, OH 44114

The securities offered by this prospectus have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
Page
Summary	2
Principal Investment Objective, Strategies, and Risks	12
Investment Objective	12
Principal Investment Strategies	12
Principal Risks of Investing in the Fund	14
Non-Principal Investment Policies and Risks	19
Management of the Fund	20
Investment Advisor	20
Investment Sub-Advisor	20
Distributor	21
Additional Information on Expenses	22
Investing in the Fund	23
Purchase Options	23
Institutional Class Shares	23
Advisor Class Shares	24
Purchase and Redemption Price	25
Buying or Selling Shares Through a Financial Intermediary	26
Purchasing Shares	27
Redeeming Shares	29
Frequent Purchases and Redemptions	32
Other Important Investment Information	34
Dividends, Distributions, and Taxes	34
Financial Highlights	34
Additional Information	Back Cover

SUMMARY
INVESTMENT OBJECTIVE
The Vertical Capital MLP & Energy Infrastructure Fund seeks long-term capital appreciation and current income through a diversified portfolio of investments in energy infrastructure and master limited partnerships ("MLP").
FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund.  More information about these and other discounts is available from your financial professional and in the section "Purchasing Shares" in this prospectus and the section "Additional Purchase and Redemption Information" in the Fund's statement of additional information.
Shareholder Fees
(fees paid directly from your investment)
	Institutional	Advisor
Maximum Sales Charge (Load) Imposed On Purchases (as a % of offering price)	None	5.75%
Redemption Fee	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses[1]
	Institutional	Advisor
Management Fees	1.00%	1.00%
Distribution and/or Service (12b‑1) Fees	None	0.25%
Other Expenses[2]	0.70%	0.70%
Total Annual Fund Operating Expenses	1.70%	1.95%
Fee Waiver and/or Expense Limitation[2]	0.20%	0.20%
Net Annual Fund Operating Expenses	1.50%	1.75%
1.    Since the Fund is newly organized, "Other Expenses" are based on estimated expenses for the current fiscal year.
2.    The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund's annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, and, as applicable to Advisor Class shares, 12b-1 fees under the Rule 12b-1 distribution plan) to not more than 1.50% of the average daily net assets of the Fund through April 30, 2016.  The Expense Limitation Agreement may not be terminated prior to that date.  The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement.  Further, net annual operating expenses for the Fund may exceed those contemplated by the waiver due to acquired fund fees and other expenses that are not waived under the Expense Limitation Agreement.
2

Example. This example shows you the expenses you may pay over time by investing in the Fund. Since all mutual funds use the same hypothetical conditions, this example should help you compare the costs of investing in the Fund versus other mutual funds. The example assumes the following conditions:
•	You invest $10,000 in the Fund for the periods shown;
•	You reinvest all dividends and distributions;
•	You redeem all of your shares at the end of those periods;
•	You earn a 5% return each year;
•	The Fund's operating expenses remain the same; and
•	The Expense Limitation Agreement will remain in effect for only the contractual period of one year.
Although your actual costs may be higher or lower, the following table shows you what your costs may be under the conditions listed above.
Vertical Capital MLP & Energy Infrastructure Fund	1 Year	3 Years
Institutional Class	$150	$466
Advisor Class	$750	$1,097
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. The Fund has not yet been in operation for a full fiscal year and therefore has no portfolio turnover to report.
3

PRINCIPAL INVESTMENT STRATEGIES
Principal Investment Strategies
Under normal circumstances, the Fund will invest at least 80% of its net assets (plus amounts borrowed for investment purposes) in MLP Positions (as defined below) that invest in or hold interests in the energy sector.  The Fund defines "MLP Positions" as equity securities of "MLP affiliates" which the Fund's sub-advisor defines as entities issuing MLP I-Shares, securities that represent indirect investments in MLPs (including common shares of corporations that own, directly or indirectly, MLP general partner interests and other investment companies that invest in MLPs), general partners of MLPs and other entities that may own interests of MLPs, infrastructure companies, and other similar investments taxed as a c-corporation. While the number of its holdings may vary based upon market conditions and other factors, the Fund intends to invest in a focused portfolio of approximately 25 to 35 high quality MLP Positions which the Fund's sub-advisor believes will have strong risk adjusted returns and stable and growing cash distributions. The Fund will concentrate (i.e., invest more than 25% of its net assets) in securities of companies in the energy industry. The Fund attempts to primarily invest in MLP Positions that focus on midstream energy infrastructure and the transportation, storage and gathering & processing of oil, natural gas, natural gas liquids and other hydrocarbons. MLP Positions may also be engaged in one or more aspects of the exploration, production, marketing, or delivery of energy-related commodities such as natural gas, natural gas liquids, coal, crude oil or refined petroleum products. The Fund invests without restriction as to issuer capitalization or country.
The Fund's sub-advisor, MAI Capital Management, LLC (the "Sub-Advisor"), seeks to identify a portfolio of high quality MLP Positions. In managing the Fund's assets the Sub-Advisor uses a disciplined investment process focused on due diligence from the perspective of an MLP owner, operator and acquirer.
•
The Sub-Advisor first establishes a universe of high quality MLPs (i.e., MLPs with strong risk adjusted returns and stable and growing cash distributions) utilizing a proprietary multifactor model, and then strategically weights those companies using financial and valuation analysis centered on quantitative factors including cash flow, yield and relative valuation to establish a valuation target.

•
Next the Sub-Advisor evaluates asset quality, considering factors such as contract structure, operating risk, competitive environment and growth potential. The Sub-Advisor also assesses management quality, drawing on its previous experience with many of the MLPs' management teams to evaluate their financial discipline, level of general partner support, operational expertise, strength of their business plans and ability to execute those plans. The Sub-Advisor also includes in the diligence process an assessment of the trading dynamics of the securities issued by the MLPs, including liquidity, identification of fund flow from institutional investors with large holdings in the MLPs, equity overhang (i.e., the difference between funds raised and funds invested) and float (i.e., the number of a company's shares issued and available to be traded by the general public).

4

•	The Sub-Advisor then ranks, weights and invests in MLPs based on the Sub-Advisor's assessment of the durability of their cash flows, relative market valuation and growth potential.
The Sub-Advisor will sell an investment if it determines that the characteristics that resulted in the original purchase decision have changed materially, the investment is no longer earning a return commensurate with its risk or other investments with more attractive valuations and return characteristics are identified.
Master Limited Partnerships
An MLP is an entity receiving partnership taxation treatment under Section 7704 of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), the partnership interests or "units" of which are traded on securities exchanges like shares of corporate stock. To qualify as a master limited partnership, a publicly traded entity must receive at least 90% of its income from qualifying sources as set forth in the Code. These qualifying sources include, among others, income and gain from certain mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities.
Additional information on MLPs and MLP I-shares ("I-Shares"), which represent ownership interests issued by MLP affiliates, can be found in the section entitled "More About the Fund's Investment Strategies and Risks."
The Sub-Adviser intends to invest in MLP Positions and manage the Fund's assets so that the Fund will qualify as a "regulated investment company" or "RIC" under Subchapter M of the Code, as opposed to a "C" corporation, for tax purposes.  The Sub-Adviser will invest the Fund's assets so no more than 25% of the Fund's assets are invested directly in MLPs.  The Fund will invest in other MLP Positions, including the securities of general partners of MLPs to limit the Fund's direct investment in MLPs while seeking to achieve the Fund's investment objective.
PRINCIPAL RISKS OF INVESTING IN THE FUND
The loss of your money is a principal risk of investing in the Fund.  Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective.  Generally, the Fund will be subject to the following principal risks:
5

MLP Risk. An investment in MLP units involves risks in addition to the risks associated with a similar investment in equity securities, such as common stock, of a corporation. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. Additional risks inherent to investments in MLP units include cash flow risk, tax risk, risk associated with a potential conflict of interest between unit holders and the MLP's general partner, and capital markets risk. . Moreover, the value of the Fund's investment in MLPs depends largely on the MLPs being treated as partnerships for U.S. federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation and there could be a material decrease in the value of its securities.
Industry Specific Risk. The MLPs in which the Fund invests also are subject to risks specific to the industry they serve, including the following:

•	Fluctuations in commodity prices may impact the volume of commodities transported, processed, stored or distributed;
•	Reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing may affect the profitability of an MLP;
•	Slowdowns in new construction and acquisitions can limit growth potential;
•	A sustained reduced demand for crude oil, natural gas and refined petroleum products that could adversely affect MLP revenues and cash flows;
•	Depletion of the natural gas reserves or other commodities if not replaced, which could impact an MLP's ability to make distributions;
•	Changes in the regulatory environment could adversely affect the profitability of MLPs;
•	Extreme weather and environmental hazards could impact the value of MLP securities;
•	Rising interest rates which could result in a higher cost of capital and drive investors into other investment opportunities; and
•	Threats of attack by terrorists on energy assets could impact the market for MLPs.

Energy Industry Concentration Risks. A substantial portion of the MLPs in which the Fund invests are engaged primarily in the energy industry. As a result, the Fund will be concentrated in the energy industry, and will therefore be susceptible to adverse economic, environmental or regulatory occurrences affecting the energy industry. Risks associated with investments in MLPs and other companies operating in the energy industry include but are not limited to the following:

•
Commodity Risk. MLPs and other companies operating in the energy industry may be affected by fluctuations in the prices of energy commodities. Fluctuations in energy commodity prices would directly impact companies that own such energy commodities and could indirectly impact MLP companies that engage in transportation, storage, processing, distribution or marketing of such energy commodities.

6

•	Supply and Demand Risk. MLPs and other companies operating in the energy industry may be impacted by the levels of supply and demand for energy commodities.

•
Depletion Risk. MLPs and other energy companies engaged in the exploration, development, management, gathering or production of energy commodities face the risk that commodity reserves are depleted over time. Such companies seek to increase their reserves through expansion of their current businesses, acquisitions, further development of their existing sources of energy commodities or exploration of new sources of energy commodities or by entering into long-term contracts for additional reserves; however, there are risks associated with each of these potential strategies.

•
Environmental and Regulatory Risk. MLPs and other companies operating in the energy industry are subject to significant regulation of their operations by federal, state and local governmental agencies. Additionally, voluntary initiatives and mandatory controls have been adopted or are being studied and evaluated, both in the United States and worldwide, to address current potentially hazardous environmental issues, including hydraulic fracturing and related waste disposal and geological concerns, as well as those that may develop in the future.

•	Acquisition Risk. MLPs owned by the Fund may depend on their ability to make acquisitions that increase adjusted operating surplus per unit in order to increase distributions to unit holders.

•
Interest Rate Risk. Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of MLPs and other companies operating in the energy industry to carry out acquisitions or expansions in a cost-effective manner. Rising interest rates may also impact the price of the securities of MLPs and other companies operating in the energy industry as the yields on alternative investments increase.

•	Extreme Weather Risk. Weather plays a role in the seasonality of some MLPs' cash flows, and extreme weather conditions could adversely affect performance and cash flows of those MLPs.

•
Catastrophic Event Risk. MLPs and other companies operating in the energy industry are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons. Any occurrence of a catastrophic event, such as a terrorist attack, could bring about a limitation, suspension or discontinuation of the operations of MLPs and other companies operating in the energy industry.

7

Concentration Risk. Under normal circumstances, the Fund concentrates its investments in MLPs and the energy infrastructure industry. A fund that invests primarily in a particular sector could experience greater volatility than funds investing in a broader range of industries.

Liquidity Risk. Although common units of MLPs trade on the NYSE, the NASDAQ, and Amex, certain MLP securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain MLP securities experience limited trading volumes, the prices of such MLPs may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Advisor believes it is desirable to do so. The Fund's investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities. This also may affect adversely the Fund's ability to make dividend distributions to you. The Fund will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in illiquid investments.

Equity Securities of MLPs Risk. MLP common units, like other equity securities, can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards an issuer or certain market sector, changes in a particular issuer's financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs, like the prices other equity securities, also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

Investment Company and RIC Compliance Risk. The Fund may be subject to increased expenses and reduced performance as a result of its investments in other investment companies and MLPs. When investing in other investment companies, the Fund bears its pro rata share of the other investment company's fees and expenses including the duplication of advisory and other fees and expenses. The Fund's investment in MLPs presents unusual challenges in qualifying each year as a "regulated investment company" (a "RIC") under the Code, a designation which allows the Fund to avoid paying taxes at regular corporate rates on its income. If for any taxable year the Fund fails to qualify as a RIC, the Fund's taxable income will be subject to federal income tax at regular corporate rates. The resulting increase to the Fund's expenses will reduce its performance and its income available for distribution to shareholders.
8

MLP Tax Risk. MLPs do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership's income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as a corporation for U.S. federal income tax purposes, it could result in a reduction of the value of the Fund's investment, and consequently your investment in the Fund and lower income.

Regulatory Risk. The Fund is subject to the risk that changes in the laws, regulations and/or related interpretations relating to the Fund's investments in MLPs or other instruments could increase the Fund's expenses or otherwise impact a Fund's ability to implement its investment strategy.

Model Risk. The Sub-Advisor's investment models may not adequately take into account certain factors and may result in the Fund having a lower return than if the Fund were managed using another model or investment strategy.
General Market Risk. The Fund's net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities. Certain securities held by the Fund may be worth less than the price originally paid for them, or less than they were worth at an earlier time.
Sector Risk.  Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments.  If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector.  As a result, the Fund's share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries.  Additionally, some sectors could be subject to greater government regulation than other sectors.  Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.  The sectors in which the Fund may more heavily invest will vary; however, the Fund will invest less than 25% of its assets in any one industry or group of industries.
Cash Flow Risk. The Fund expects that a substantial portion of the cash flow it receives will be derived from its investments in MLPs. The amount and tax characterization of cash available for distribution by an MLP depends upon the amount of cash generated by such entity's operations. Cash available for distribution by MLPs may vary widely from quarter to quarter and will be affected by various factors affecting the entity's operations. The Fund periodically will distribute more than its income and net realized capital gains; therefore, a portion of a shareholder's distribution would be a return of capital. A return of capital may occur when some or all of the money that a shareholder invested in the Fund is paid back to the shareholder. A return of capital represents a return of a shareholder's original investment in Fund shares (net of fees paid thereon), and should not be confused with a dividend from earnings and profits.
9

New Fund Risk.  The Fund was formed in 2014.  Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.  Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.
PERFORMANCE INFORMATION
Because the Fund has not been in operation for an entire calendar year, there is no Fund performance information to be presented here.  You may request a copy of the Fund's annual and semi-annual reports, once available, at no charge by calling the Fund.
MANAGEMENT OF THE FUND'S PORTFOLIO
The Fund's investment advisor is Vertical Capital Asset Management, LLC. The Fund's investment sub-advisor is MAI Capital Management, LLC. The Fund's portfolio will be managed on a day-to-day basis by Co-Portfolio Managers Jason Putnam, Michael R. Wagner, John Zaller, and Gerald H. Gray. Mr. Putman serves as the lead portfolio manager and is a Managing Director at MAI. Mr. Wagner is a Managing Director at MAI.  Mr. Gray and Mr. Zaller are Managing Directors and the Co-Chief Investment Officers of MAI. Messrs. Putman, Wagner, Zaller and Gray have managed the Fund since December 16, 2014.
PURCHASE AND SALE OF FUND SHARES
You can purchase Fund shares directly from the Fund by mail or bank wire.  The minimum initial investment is $25,000 for the Institutional class of shares and $1,000 for the Advisor class of shares. The minimum subsequent investment is $250, although the minimums may be waived or reduced in some cases.
Purchase orders by mail should be sent to Vertical Capital MLP & Energy Infrastructure Fund, c/o Nottingham Shareholder Services, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.  Please call the Fund at 1-855-609-VCAM (8226) to receive wire instructions for bank wire orders.  Investors who wish to purchase Fund shares through a broker-dealer should contact the broker-dealer directly.
10

You can redeem Fund shares directly from the Fund by mail, facsimile, telephone, and bank wire.  Redemption orders by mail should be sent to Vertical Capital MLP & Energy Infrastructure Fund, c/o Nottingham Shareholder Services, Post Office Box 4365, Rocky Mount, North Carolina 27804.  Redemption orders by facsimile should be transmitted to 919-882-9281.  Please call the Fund at 1-855-609-VCAM (8226) to conduct telephone transactions or to receive wire instructions for bank wire orders.  Investors who wish to redeem Fund shares through a broker-dealer should contact the broker-dealer directly.
TAX INFORMATION
The Fund's distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.
11

PRINCIPAL INVESTMENT OBJECTIVE, STRATEGIES, AND RISKS
INVESTMENT OBJECTIVE
The Vertical Capital MLP & Energy Infrastructure Fund seeks long-term capital appreciation and current income through a diversified portfolio of investments in energy infrastructure and master limited partnerships ("MLP").
PRINCIPAL INVESTMENT STRATEGIES
The Fund's sub-advisor is MAI Capital Management, LLC, a registered investment advisor headquartered in Cleveland, Ohio focused on global real asset investing utilizing real assets stocks, MLPs and real estate investment trusts. MAI's investment approach seeks to combine its energy industry investment expertise with financial market expertise to make sound investment decisions in MLP Positions. MAI manages MLP assets with a disciplined investment process focused on due diligence from the perspective of an MLP owner, operator and acquirer to create a portfolio of high quality MLPs with durable cash flows in order to seek to generate a high level of risk-adjusted return.
Under normal circumstances, the Fund will invest at least 80% of its net assets (plus amounts borrowed for investment purposes) in MLP Positions (as defined below) that invest in or hold interests in the energy sector.  The Fund defines "MLP Positions" as equity securities of "MLP affiliates" which the Fund's sub-advisor defines as entities issuing MLP I-Shares, securities that represent indirect investments in MLPs (including common shares of corporations that own, directly or indirectly, MLP general partner interests and other investment companies that invest in MLPs), general partners of MLPs and other entities that may own interests of MLPs, and infrastructure companies. While the number of its holdings may vary based upon market conditions and other factors, the Fund intends to invest in a focused portfolio of approximately 25 to 35 high quality MLP Positions which the Fund's sub-advisor believes will have strong risk adjusted returns and stable and growing cash distributions. The Fund will concentrate (i.e., invest more than 25% of its net assets) in securities of companies in the energy industry. The Fund attempts to primarily invest in MLP Positions that focus on midstream energy infrastructure and the transportation, storage and gathering & processing of oil, natural gas, natural gas liquids and other hydrocarbons.  MLP Positions may also be engaged in one or more aspects of the exploration, production, marketing, or delivery of energy-related commodities such as natural gas, natural gas liquids, coal, crude oil or refined petroleum products. The Fund invests without restriction as to issuer capitalization or country.
The Fund seeks to establish positions in high quality MLP Positions determined based on the Sub-Advisor's assessment of the MLP Positions' durability of cash flows, relative market valuation and growth potential.
•
The Sub-Advisor's security selection begins with a two-step due-diligence  process. First, the Sub-Advisor establishes a "universe" of high quality MLPs. Second, the Sub-Advisor strategically weights these companies using a rigorous quantitative and qualitative fundamental analysis that considers components as granular as individual MLP assets and history of the management teams. The Sub-Advisor expects that its familiarity with many MLP management teams and rigorous financial analysis provides unique insight into the durability of cash flow and quality of assets of each MLP in which the Fund invests.

12

•
Next, the Sub-Advisor seeks to draw upon its experience to conduct thorough due diligence from an owner-operator perspective. The Sub-Advisor's due diligence process includes financial and valuation analysis centered on quantitative factors including cash flow, yield and relative valuation to establish a valuation target. The Sub-Advisor then evaluates each MLP's asset quality, considering factors such as contract structure, operating risk, competitive environment and growth potential. The Sub-Advisor also assesses management quality, drawing on prior experience with many of the management teams to evaluate their financial discipline, level of general partner support, operational expertise, strength of their business plans and their ability to execute those plans. The Sub-Advisor's diligence process also includes an assessment of trading dynamics, including liquidity, identification of fund flow from institutional investors with large holdings in an MLP, equity overhang (i.e., the difference between funds raised and funds invested) and float (i.e., the number of a company's shares issued and available to be traded by the general public).

•
Upon completion of the due diligence process, the Sub-Advisor selects investments for inclusion in the Fund's portfolio based on what the Sub-Advisor believes to be attractive valuations, durable cash flows and transparent and realizable growth opportunities.

The Sub-Advisor will sell the Fund's investments if the Sub-Advisor determines that the characteristics that resulted in the original purchase decision have changed materially, the investment is no longer earning a return commensurate with its risk or other investments with more attractive valuations and return characteristics are identified.
Additional Information About Master Limited Partnerships
An MLP is an entity receiving partnership taxation treatment under the Code, the partnership interests or "units" of which are traded on securities exchanges like shares of corporate stock. MLPs are generally organized under state law as limited partnerships or limited liability companies. To qualify as a master limited partnership, a publicly traded entity must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from certain mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, gain from the sale or disposition of a capital asset held for the production of such income, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Due to their partnership treatment, MLPs generally do not pay income taxes, but investors (like the Fund) that hold interests in MLPs are generally subject to tax on their allocable shares of the MLPs' income and gains.
13

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount ("minimum quarterly distributions" or "MQD"). Common units also accrue arrearages in distributions to the extent the MQD is not paid. Once common units have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. Whenever a distribution is paid to either common unit holders or subordinated unit holders, the general partner is paid a proportional distribution. The holders of incentive distribution rights ("IDRs") (usually the general partner) are generally eligible to receive incentive distributions if the general partner operates the business of the MLP in a manner which results in distributions paid per unit surpassing specified target levels. As cash distributions to the limited partners increase, the IDRs generally receive an increasingly higher percentage of the incremental cash distributions.
MLP I-Shares
I-Shares represent ownership interests issued by MLP affiliates. The affiliate issuing the I-Shares uses the proceeds from the sale of the I-Shares to purchase limited partnership interests in an MLP in the form of I-units, which have similar features as MLP common units in terms of voting rights, liquidation preferences and distributions, except that distributions by an MLP to an I-unit holder are made in the form of additional I-units, generally equal in value to the cash distributed to a common unit holder of the MLP. Distributions to an I-Share holder are made in the form of additional I-Shares, generally equal in value to the value of I-units distributed to the I-Share issuer.
PRINCIPAL RISKS OF INVESTING IN THE FUND
The loss of your money is a principal risk of investing in the Fund.  Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective.  Generally, the Fund will be subject to the following principal risks:
MLP Risk. An investment in MLP units involves risks in addition to the risks associated with a similar investment in equity securities, such as common stock, of a corporation. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. Additional risks inherent to investments in MLP units include cash flow risk, tax risk, risk associated with a potential conflict of interest between unit holders and the MLP's general partner, and capital markets risk. . Moreover, the value of the Fund's investment in MLPs depends largely on the MLPs being treated as partnerships for U.S. federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation and there could be a material decrease in the value of its securities.
14

Industry Specific Risk. The MLPs in which the Fund invests also are subject to risks specific to the industry they serve, including the following:

•	Fluctuations in commodity prices may impact the volume of commodities transported, processed, stored or distributed;
•	Reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing may affect the profitability of an MLP;
•	Slowdowns in new construction and acquisitions can limit growth potential;
•	A sustained reduced demand for crude oil, natural gas and refined petroleum products that could adversely affect MLP revenues and cash flows;
•	Depletion of the natural gas reserves or other commodities if not replaced, which could impact an MLP's ability to make distributions;
•	Changes in the regulatory environment could adversely affect the profitability of MLPs;
•	Extreme weather and environmental hazards could impact the value of MLP securities;
•	Rising interest rates which could result in a higher cost of capital and drive investors into other investment opportunities; and
•	Threats of attack by terrorists on energy assets could impact the market for MLPs.

Energy Industry Concentration Risks. A substantial portion of the MLPs in which the Fund invests are engaged primarily in the energy industry. As a result, the Fund will be concentrated in the energy industry, and will therefore be susceptible to adverse economic, environmental or regulatory occurrences affecting the energy industry. Risks associated with investments in MLPs and other companies operating in the energy industry include but are not limited to the following:

•
Commodity Risk. MLPs and other companies operating in the energy industry may be affected by fluctuations in the prices of energy commodities. Fluctuations in energy commodity prices would directly impact companies that own such energy commodities and could indirectly impact MLP companies that engage in transportation, storage, processing, distribution or marketing of such energy commodities.

•	Supply and Demand Risk. MLPs and other companies operating in the energy industry may be impacted by the levels of supply and demand for energy commodities.
15

•
Depletion Risk. MLPs and other energy companies engaged in the exploration, development, management, gathering or production of energy commodities face the risk that commodity reserves are depleted over time. Such companies seek to increase their reserves through expansion of their current businesses, acquisitions, further development of their existing sources of energy commodities or exploration of new sources of energy commodities or by entering into long-term contracts for additional reserves; however, there are risks associated with each of these potential strategies.

•
Environmental and Regulatory Risk. MLPs and other companies operating in the energy industry are subject to significant regulation of their operations by federal, state and local governmental agencies. Additionally, voluntary initiatives and mandatory controls have been adopted or are being studied and evaluated, both in the United States and worldwide, to address current potentially hazardous environmental issues, including hydraulic fracturing and related waste disposal and geological concerns, as well as those that may develop in the future.

•	Acquisition Risk. MLPs owned by the Fund may depend on their ability to make acquisitions that increase adjusted operating surplus per unit in order to increase distributions to unit holders.

•
Interest Rate Risk. Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of MLPs and other companies operating in the energy industry to carry out acquisitions or expansions in a cost-effective manner. Rising interest rates may also impact the price of the securities of MLPs and other companies operating in the energy industry as the yields on alternative investments increase.

•	Extreme Weather Risk. Weather plays a role in the seasonality of some MLPs' cash flows, and extreme weather conditions could adversely affect performance and cash flows of those MLPs.

•
Catastrophic Event Risk. MLPs and other companies operating in the energy industry are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons. Any occurrence of a catastrophic event, such as a terrorist attack, could bring about a limitation, suspension or discontinuation of the operations of MLPs and other companies operating in the energy industry.

Concentration Risk. Under normal circumstances, the Fund concentrates its investments in MLPs and the energy infrastructure industry. A fund that invests primarily in a particular sector could experience greater volatility than funds investing in a broader range of industries.
16

Liquidity Risk. Although common units of MLPs trade on the NYSE, the NASDAQ, and Amex, certain MLP securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain MLP securities experience limited trading volumes, the prices of such MLPs may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Advisor believes it is desirable to do so. The Fund's investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities. This also may affect adversely the Fund's ability to make dividend distributions to you. The Fund will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in illiquid investments.

Equity Securities of MLPs Risk. MLP common units, like other equity securities, can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards an issuer or certain market sector, changes in a particular issuer's financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs, like the prices other equity securities, also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

Investment Company and RIC Compliance Risk. The Fund may be subject to increased expenses and reduced performance as a result of its investments in other investment companies and MLPs. When investing in other investment companies, the Fund bears its pro rata share of the other investment company's fees and expenses including the duplication of advisory and other fees and expenses. The Fund's investment in MLPs presents unusual challenges in qualifying each year as a "regulated investment company" (a "RIC") under the Code, a designation which allows the Fund to avoid paying taxes at regular corporate rates on its income. If for any taxable year the Fund fails to qualify as a RIC, the Fund's taxable income will be subject to federal income tax at regular corporate rates. The resulting increase to the Fund's expenses will reduce its performance and its income available for distribution to shareholders.

MLP Tax Risk. MLPs do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership's income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as a corporation for U.S. federal income tax purposes, it could result in a reduction of the value of the Fund's investment, and consequently your investment in the Fund and lower income.
17

Regulatory Risk. The Fund is subject to the risk that changes in the laws, regulations and/or related interpretations relating to the Fund's investments in MLPs or other instruments could increase the Fund's expenses or otherwise impact a Fund's ability to implement its investment strategy.

General Market Risk. The Fund's net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities. Certain securities held by the Fund may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

Sector Risk.  Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments.  If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector.  As a result, the Fund's share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries.  Additionally, some sectors could be subject to greater government regulation than other sectors.  Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.  The sectors in which the Fund may more heavily invest will vary; however, the Fund will invest less than 25% of its assets in any one industry or group of industries.
Cash Flow Risk. The Fund expects that a substantial portion of the cash flow it receives will be derived from its investments in MLPs. The amount and tax characterization of cash available for distribution by an MLP depends upon the amount of cash generated by such entity's operations. Cash available for distribution by MLPs may vary widely from quarter to quarter and will be affected by various factors affecting the entity's operations. The Fund periodically will distribute more than its income and net realized capital gains; therefore, a portion of a shareholder's distribution would be a return of capital. A return of capital may occur when some or all of the money that a shareholder invested in the Fund is paid back to the shareholder. A return of capital represents a return of a shareholder's original investment in Fund shares (net of fees paid thereon), and should not be confused with a dividend from earnings and profits.
New Fund Risk.  The Fund was formed in 2014.  Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.  Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.
18

NON-PRINCIPAL INVESTMENT POLICIES AND RISKS
As a non-principal investment strategy, the Fund may invest the instruments listed below. The Fund may purchase or sell derivatives, including swap agreements, structured notes, forward contracts, futures contracts and options, for hedging purposes or to collateralize cash. The Fund will not use derivatives for investment purposes.

An investment in the Fund should not be considered a complete investment program.  Whether the Fund is not an appropriate investment for an investor will depend largely on his or her financial resources and individual investment goals and objectives.  Investors who engage in short-term trading or other speculative strategies and styles will not find the Fund to be an appropriate investment vehicle if they want to invest in the Fund for a short period of time.
Temporary Defensive Positioning. In the event that market conditions or other financial or business conditions occur which in the judgment of the Sub-Advisor could result in the longer term impairment of the Fund's assets, the Sub-Advisor may, but is not required to, implement strategies to place the portfolio in defensive posture for a period of time (a "temporary defensive period") until, in the Sub-Advisor's assessment, such condition has abated. In such event, the Fund may, without limitation, hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 or higher by S&P or Prime-1 by Moody's; and certificates of deposit and bankers' acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. In addition, during temporary defensive periods, the Fund may invest up to 30% of its net asset value in various strategic transactions to hedge the portfolio and mitigate risks, including the purchase and sale of put and call options, exchange-traded notes, exchange-traded funds and total return swaps.
The Fund may not achieve its investment objective during a temporary defensive period or be able to sustain its then historical distribution levels. Also higher levels of portfolio turnover may accompany such periods and may result in the Fund's recognition of gains that will be taxable as ordinary income and may increase the Fund's current and accumulated earnings and profits, which will result in a greater portion of distributions to Fund shareholders being treated as dividends.
Disclosure of Portfolio Holdings.   A description of the Fund's policies and procedures with respect to the disclosure of portfolio securities can be found in the Statement of Additional Information, which is available from the Fund or on the SEC's web site, www.sec.gov.
19

MANAGEMENT OF THE FUND
INVESTMENT ADVISOR
The Fund's investment advisor is Vertical Capital Asset Management, LLC, 20 Pacifica, Suite 190, Irvine, CA 92618. The Advisor was established in 2011 and is registered as an investment advisor with the Securities and Exchange Commission under the Investment Advisers Act of 1940.  Subject to the authority of the Trustees and pursuant to an Investment Advisory Agreement with the Trust, the Advisor provides guidance and policy direction in connection with its management of the Fund's assets, as well as supervising the Fund's Sub-Advisor. The Advisor provides certain executive personnel to the Fund.
Advisor Compensation.  As full compensation for the investment advisory services provided to the Fund, the Advisor receives monthly compensation based on the Fund's average daily net assets at the annual rate of 1.00%.
Disclosure Regarding Approval of Investment Advisory Contracts.  A discussion regarding the Trustees' basis for approving the Investment Advisory Agreement for the Fund can be found in the Fund's semi-annual report to shareholders, once available, for the period ended November 30, 2015.  You may obtain a copy of the semi-annual report, free of charge, upon request to the Fund.
INVESTMENT SUB-ADVISOR
The Fund's investment sub-advisor is MAI Capital Management, LLC, 1360 East 9th Street, Suite 1100, Cleveland, OH 44114.  MAI has provided investment advisory services to clients since 1973.  The Sub-Advisor provides investment management services to the Fund, which includes making investment decisions to buy, sell, or hold a particular security.  The Sub-Advisor serves pursuant to an Investment Sub-Advisory Agreement with the Advisor as approved by the Trustees. The Sub-Advisor, with oversight from the Advisor, makes day-to-day investment decisions for the Fund and selects broker-dealers for executing portfolio transactions, subject to the brokerage policies established by the Trustees.
Portfolio Managers. The Fund's portfolio will be managed by Jason Putnam, Michael R. Wagner, John Zaller, and Gerald H. Gray.

Jason Putnam, CFA joined MAI in 2012 and also serves as the Lead Portfolio Manager for MAI's Dividend and Core Strategies at MAI. Mr. Putman is a member of MAI's investment committee. Before joining MAI, Mr. Putman was with Victory Capital Management from 2004 to 2012 where he served as a Portfolio Manager on the Large-Cap Value team and an Energy and Technology Sector Analyst on the Equity Research team. Prior to Victory, he was a Research Analyst with Credit Suisse First Boston where he worked on a top-ranked Housing/Building Products team. Mr. Putman earned his BA from Michigan State University. He also holds the Chartered Financial Analyst® designation.
20

Michael Wagner joined MAI in 2009. He has been a member of the portfolio management team since inception of the strategy and has 28 years of investment management experience. Mike earned his BS from Cornell University and an MBA from the University of California at Los Angeles.

John Zaller, CFA joined MAI in 2007. He has been a member of the portfolio management team since inception of the strategy and has 7 years of investment management experience. John earned his BA from the University of Dayton in Finance and Business Economics. He graduated summa cum laude, ranking first in his class in both degree programs. John holds the Chartered Financial Analyst designation and is a member of the CFA Society of Cleveland.

Gerald Gray, CFA joined MAI in 1996 and has been Chief Investment Officer since 1999. He has been a member of the portfolio management team since inception of the strategy and has 35 years of investment management experience. Jerry earned his BS from State University of New York and an MBA from Georgia State University. He holds the Chartered Financial Analyst desination and is a member of the CFA Society of Cleveland.

The Fund's SAI provides additional information regarding the compensation of these portfolio managers, other accounts managed by these portfolio managers, and their ownership of Fund shares.

Sub-Advisor Compensation.  For its sub-advisory services to the Fund, the Sub-Advisor receives from the Advisor compensation based on the Fund's average daily net assets at a maximum rate of 0.50%. The fee may be less than the maximum under circumstances agreed upon by the Advisor and Sub-Advisor, based upon factors such as the Fund being in expense reimbursement status, shareholder retention, and new shareholder asset growth.  The Fund does not pay a direct fee to the Sub-Advisor.
DISTRIBUTOR
Capital Investment Group, Inc. ("Distributor") is the principal underwriter and distributor of the Fund's shares and serves as the Fund's exclusive agent for the distribution of the Fund shares.  The Distributor may sell the Fund's shares to or through qualified securities dealers or others.
The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("Distribution Plan").  Pursuant to the Distribution Plan, the Fund compensates the Distributor with assets attributable to the Advisor shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale or the servicing of those shares (this compensation is commonly referred to as "12b-1 fees").  Because these 12b-1 fees are paid out of the Fund's assets on an on-going basis, over time these 12b-1 fees will increase the cost of your investment and may cost you more than paying other types of sales charges.  These activities include, among others, reimbursement to entities for providing distribution and shareholder servicing with respect to the Fund's shares.
21

ADDITIONAL INFORMATION ON EXPENSES
Other Expenses.  The Fund is obligated to pay taxes, interest, brokerage commissions, expenses on short sales, and acquired fund fees and expenses.  The Fund will be separately responsible for any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.  All general Trust expenses are allocated among and charged to the assets of each separate fund series of the Trust (if any), on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series.
Estimated Expenses.  In the sections of the prospectus entitled "Summary – Fees and Expenses of the Fund" with respect to the Fund, "Other Expenses" and "Total Annual Fund Operating Expenses" sections are based on estimated expenses for the current fiscal year at an average Fund net asset level of $20 million.
22

INVESTING IN THE FUND
PURCHASE OPTIONS
The Fund offers two different classes of shares through this prospectus.  The share class available to an investor may vary depending on how the investor wishes to purchase shares of the Fund.  Each share class is sold at net asset value, represents interests in the same portfolio of investments, and has the same rights, but differs with respect to sales loads and ongoing expenses.  Set forth below is a brief description of the share classes offered through this prospectus.
Institutional Class Shares
•	No front-end sales charge.
•	No distribution or service plan (Rule 12b-1) fees.
•	No contingent deferred sales charges.
•	No redemption fee.
•	$25,000 minimum initial investment.
Advisor Class Shares
•	A 5.75% front-end sales charge.
•	Distribution and service plan (Rule 12b-1) fees of 0.25%.
•	No contingent deferred sales charge.
•	No redemption fee.
•	$1,000 minimum initial investment.
You must choose a share class when you purchase shares of the Fund.  If none is chosen, your investment will be made in Advisor Class Shares.
Information regarding the Fund's sales charges, as well as information regarding reduced sales charges and waived sales charges, and the terms and conditions for the purchase, pricing, and redemption of Fund shares is not available on the Fund's website since the Fund's website contains limited information.  Further information is available free of charge by calling the Fund at 1-855-609-VCAM (8226).
The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the minimum investment.
INSTITUTIONAL CLASS SHARES
Institutional Class Shares are sold at net asset value. The minimum initial investment is $25,000. The minimum additional investment is $1,000. The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the minimum investment.
23

ADVISOR CLASS SHARES
Advisor Class Shares are sold subject to a maximum sales charge of 5.75%, so that the term "offering price" includes the front-end sales load. Shares are redeemed at net asset value. Shares may be purchased by any account managed by the Advisor and any other broker-dealer authorized to sell shares of the Fund. The minimum initial investment is $1,000. The minimum additional investment is $250. The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the minimum investment.
Sales Charges. The public offering price of Advisor Class Shares of the Fund is the net asset value per share plus a sales charge. This is no initial sales charge on Advisor Class Shares purchases of $1,000,000 or more.  The Distributor receives this sales charge and may reallow it in the form of dealer discounts and brokerage commissions as follows:
Amount Of Transaction At Public Offering Price	Sales Charge As % Of Public Offering Price	Sales Charge As % Of Net Amount Invested	Dealer Reallowance As % Of Public Offering Price
Less than $25,000	5.75%	6.10%	5.00%
$25,000 to $49,999	5.50%	5.26%	4.75%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.83%	3.25%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
Reduced Sales Charges.  Consistent with the policies of this Prospectus, certain investments may be combined for purposes of purchasing Fund shares with a lower sales charge.
Rights of Accumulation. The sales charge applicable to a current purchase of Advisor shares of the Fund is determined by adding the purchase price of Advisor shares to be purchased to the aggregate value (at current offering price) of Advisor shares of the Fund previously purchased and then owned, provided the Distributor is notified by such person or his or her broker-dealer each time a purchase is made that would so qualify.
Letter of Intent. Sales charges may also be reduced through an agreement to purchase a specified quantity of shares over a designated thirteen-month period by completing the "Letter of Intent" section of the Fund Shares Application. Information about the "Letter of Intent" procedure is contained in the Statement of Additional Information.
24

In order to obtain a reduced sales charge, it may be necessary at the time of purchase for an investor to inform the Fund, the Distributor, or their broker-dealer of the existence of other accounts or purchases which are eligible to be aggregated in order to obtain a reduced sales charge.  An investor may be required to provide the Fund, the Distributor, or their broker-dealer certain information to verify eligibility for a reduced sales charge.  This information may include, to the extent applicable, the following: (i) information or records regarding Fund shares eligible to be aggregated that are in all accounts held directly with the Fund by the investor; (ii) information or records regarding Fund shares eligible to be aggregated that are in accounts held with broker-dealers by the investor; and (iii) information or records regarding Fund shares eligible to be aggregated that are in accounts held with the Fund or with any broker-dealers by related parties of the investor, such as members of the same family or certain qualified groups.  See the Statement of Additional Information for additional information on reduced sales charges.
Waived Sales Charges.  Various individuals and organizations who meet the Fund's requirements may buy Advisor Class Shares without the sales charge. Generally, these include institutional investors such as banks and insurance companies, investment advisers and their clients, and certain tax-exempt entities. For more information, please see the Fund's Statement of Additional Information. Please confirm with the Distributor whether you qualify to purchase Advisor Class Shares without a sales charge.
The Advisor may also waive the sales charges under certain other conditions. Please contact the Advisor or the Distributor to determine eligibility for waived sales charges.
PURCHASE AND REDEMPTION PRICE
Determining the Fund's Net Asset Value.  The price at which you purchase or redeem shares is based on the next calculation of net asset value ("NAV") after an order is received, subject to the order being accepted by the Fund in good form.  An order is considered to be in good form if it includes all necessary information and documentation related to a purchase or redemption request and, if applicable, payment in full of the purchase amount.  The Fund's NAV per share for each class of shares is calculated by dividing the value of the Fund's total assets attributable to that class, less liabilities (including Fund expenses, which are accrued daily) attributable to that class, by the total number of outstanding shares attributable to that class.  To the extent that the Fund holds portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price shares, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem shares.  The NAV per share for each class of shares is normally determined at 4:00 p.m. Eastern time, the time regular trading closes on the New York Stock Exchange, provided that certain options and futures contracts are priced as of 4:15 p.m. Eastern Time.  The Fund does not calculate NAV on business holidays when the New York Stock Exchange is closed.
25

The pricing and valuation of portfolio securities is determined in good faith in accordance with policies established by, and under the direction of, the Board of Trustees.  In determining the value of the Fund's total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded.  Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. The Fund normally uses third party pricing services to obtain market quotations for instruments with maturities in excess of 60 days.  Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund's' normal pricing procedures are valued at fair value in good faith by either a valuation committee or the Advisor in accordance with procedures established by, and under the supervision of, the Board of Trustees.  Fair value pricing may be used, for example, in situations where (i) an exchange-traded portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the Fund's NAV calculation.
Pursuant to the policies adopted by the Board of Trustees, the Advisor consults with the Fund's administrator on a regular basis regarding the need for fair value pricing.  The Advisor is responsible for notifying the Board of Trustees (or the Fund's valuation committee) when it believes that fair value pricing is required for a particular security.  The Fund's policies regarding fair value pricing are intended to result in a calculation of the Fund's NAV that fairly reflects portfolio security values as of the time of pricing.  A portfolio security's "fair value" price may differ from the price next available for that portfolio security using the Fund's normal pricing procedures and the fair value price may differ from the price at which the security may ultimately be traded or sold.  If such fair value price differs from the price that would have been determined using the Fund's normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have otherwise received if the security were priced using the Fund's normal pricing procedures.  The performance of the Fund may also be affected if a portfolio security's fair value price were to differ from the security's price using the Fund's normal pricing procedures.  To the extent the Fund invests in other open-end investment companies that are registered under the Investment Company Act of 1940, the Fund's net asset value calculations are based upon the net asset value reported by such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Other Matters.  Purchases and redemptions of shares of the same class by the same shareholder on the same day will be netted for the Fund.
BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY
Certain financial intermediaries have agreements with the Fund that allow them to enter purchase or redemption orders on behalf of clients and customers.  These orders will be priced at the NAV next computed after the orders are received by the financial intermediary, subject to the order being in good form.  Under this arrangement, the financial intermediary has a duty to transmit promptly to the Fund each purchase order or redemption request that the intermediary receives on the Fund's behalf and must send your payment to the Fund by the time they price their shares on the following business day.  The Fund is not responsible for ensuring that a financial intermediary carries out its obligations.  You should look to the financial intermediary through whom you wish to invest for specific instructions on how to purchase or redeem shares of the Fund.
26

PURCHASING SHARES
Purchases can be made directly from the Fund by mail or bank wire.  The Fund has also authorized one or more brokers to receive purchase and redemption orders on its behalf and such brokers are authorized to designate other financial intermediaries to receive orders on behalf of the Fund.  Such orders will be deemed to have been received by the Fund when an authorized broker, or broker-authorized designee, receives the order, subject to the order being in good form.  The orders will be priced at the NAV next computed after the orders are received by the authorized broker, or broker-authorized designee.  Investors may also be charged a fee by a broker or agent if shares are purchased through a broker or agent.
The Fund reserves the right to (i) refuse to accept any request to purchase shares for any reason and (ii) suspend the offering of shares at any time.
Regular Mail Orders.  Payment for shares by mail must be made by check from a U.S. financial institution and payable in U.S. dollars.  Cash, money orders, and traveler's checks will not be accepted by the Fund.  If checks are returned due to insufficient funds or other reasons, your purchase will be canceled.  You will also be responsible for any losses or expenses incurred by the Fund and its administrator and transfer agent.  The Fund will charge a $35 fee and may redeem shares of the Fund owned by the purchaser or another identically registered account in another series of the Trust to recover any such losses.  For regular mail orders, please complete the Fund Shares Application and mail it, along with a check made payable to the Fund, to:
Vertical Capital MLP & Energy Infrastructure Fund
c/o Nottingham Shareholder Services
116 South Franklin Street
Post Office Box 4365
 Rocky Mount, North Carolina 27803-0365
The application must contain your Social Security Number or Taxpayer Identification Number.  If you have applied for a number prior to completing your account application but you have not received your number, please indicate this on the application and include a copy of the form applying for your number.  Taxes are not withheld from distributions to U.S. investors if certain requirements of the Internal Revenue Service are met regarding the Social Security Number and Taxpayer Identification Number.
27

Bank Wire Purchases.  Purchases may also be made through bank wire orders.  To establish a new account or add to an existing account by wire, please call the Fund at 1-855-609-VCAM (8226) for wire instructions and to advise the Fund of the investment, dollar amount, and the account identification number.
Additional Investments.  You may also add to your account by mail or wire at any time by purchasing shares at the then current net asset value.  The minimum additional investment is $250.  Before adding funds by bank wire, please call the Fund at 1-855-609-VCAM (8226) for wire instructions and to advise the Fund of the investment, dollar amount, and the account identification number.  Mail orders should include, if possible, the "Invest by Mail" stub that is attached to your confirmation statement.  Otherwise, please identify your account in a letter accompanying your purchase payment.
Automatic Investment Plan.  The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account.  With shareholder authorization and bank approval, the Fund will automatically charge the shareholder's checking account for the amount specified ($250 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month.  The shareholder may change the amount of the investment or discontinue the plan at any time by writing the Fund.
Share Certificates.  The Fund normally does not issue share certificates.  Evidence of ownership of shares is provided through entry in the Fund's share registry.  Investors will receive periodic account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.
Important Information about Procedures for Opening a New Account.  Under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act of 2001), the Fund is required to obtain, verify, and record information that enables the Fund to form a reasonable belief as to the identity of each customer who opens an account.  Consequently, when an investor opens an account, the Fund will ask for the investor's name, street address, date of birth (for an individual), social security or other tax identification number (or proof that the investor has filed for such a number), and other information that will allow the Fund to identify the investor.  The Fund may also ask to see the driver's license or other identifying documents of the investor.  An investor's account application will not be considered "complete" and, therefore, an account will not be opened and the investor's money will not be invested until the Fund receives this required information.  In addition, if after opening the investor's account the Fund is unable to verify the investor's identity after reasonable efforts, as determined by the Fund in its sole discretion, the Fund may (i) restrict further investments until the investor's identity is verified; and (ii) close the investor's account without notice and return the investor's redemption proceeds to the investor.  If the Fund closes an investor's account because the Fund could not verify the investor's identity, the Fund will value the account in accordance with the next NAV calculated after the investor's account is closed.  In that case, the investor's redemption proceeds may be worth more or less than the investor's original investment.  The Fund will not be responsible for any losses incurred due to the Fund's inability to verify the identity of any investor opening an account.
28

REDEEMING SHARES
Regular Mail Redemptions.  Regular mail redemption requests should be addressed to:
Vertical Capital MLP & Energy Infrastructure Fund
c/o Nottingham Shareholder Services
116 South Franklin Street
Post Office Box 4365
 Rocky Mount, North Carolina 27804
Regular mail redemption requests should include the following:
(1)	Your letter of instruction specifying the share class, account number, and number of shares (or the dollar amount) to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;
(2)	Any required signature guarantees (see "Signature Guarantees" below); and
(3)	Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other entities.
Your redemption proceeds normally will be sent to you within 7 days after receipt of your redemption request.  The Fund may delay forwarding a redemption check for recently purchased shares while the Fund determines whether the purchase payment will be honored.  Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer.  In all cases, the NAV next determined after receipt of the request for redemption will be used in processing the redemption request.
Telephone and Bank Wire Redemptions.  Unless you decline the telephone transaction privileges on your account application, you may redeem shares of the Fund by telephone.  You may also redeem shares by bank wire under certain limited conditions.  The Fund will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing.
The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 919-882-9281).  The confirmation instructions must include the following:
(1)	Name of Fund and share class;
(2)	Shareholder name and account number;
29

(3)	Number of shares or dollar amount to be redeemed;
(4)	Instructions for transmittal of redemption proceeds to the shareholder; and
(5)	Shareholder signature as it appears on the application on file with the Fund.
Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above.  You can choose to have redemption proceeds mailed to you at your address of record, your financial institution, or to any other authorized person, or you can have the proceeds sent by wire transfer to your financial institution ($5,000 minimum).  Redemption proceeds cannot be wired on days in which your financial institution is not open for business.  You can change your redemption instructions anytime you wish by filing a letter with your new redemption instructions with the Fund.  See "Signature Guarantees" below.
The Fund, in its discretion, may choose to pass through to redeeming shareholders any charges imposed by the Fund's custodian for wire redemptions.  If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account.  Your bank or brokerage firm may also impose a charge for processing the wire.  If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by regular mail to the designated account.
You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-855-609-VCAM (8226). Redemption proceeds will only be sent to the financial institution account or person named in your Fund Shares Application currently on file with the Fund.  Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing him or herself to be the investor and reasonably believed by the Fund to be genuine.  The Fund will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine.  The Fund will not be liable for any losses due to fraudulent or unauthorized instructions.  The Fund will also not be liable for following telephone instructions reasonably believed to be genuine.
Systematic Withdrawal Plan.  A shareholder who owns Fund shares of a particular class valued at $25,000 or more at the current offering price may establish a systematic withdrawal plan ("Systematic Withdrawal Plan") to receive a monthly or quarterly check in a stated amount (not less than $250).  Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount.  The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash.  Call or write the Fund for an application form.
Minimum Account Size.  The Trustees reserve the right to redeem involuntarily any account having a NAV of less than $1,000 ($10,000 for Institutional Class shareholders) (due to redemptions, exchanges, or transfers, and not due to market action) upon 30-days' prior written notice.  If the shareholder brings his account NAV up to at least $1,000 ($10,000 for Institutional Class shareholders) during the notice period, the account will not be redeemed.  Redemptions from retirement accounts may be subject to federal income tax and penalties.  Shareholders may also be charged a fee by their broker or agent if shares are redeemed or transferred through their broker or agent.
30

Redemptions in Kind.  The Fund does not intend, under normal circumstances, to redeem its shares by payment in kind.  It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash.  In such cases, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund.  Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund's NAV per share.  Shareholders receiving them bear the market risks associated with the securities until they have been converted into cash and may incur brokerage costs when these securities are sold.  An irrevocable election has been filed under Rule 18f-1 of the Investment Company Act of 1940, wherein the Fund must pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (i) $250,000 or (ii) 1% of the Fund's NAV at the beginning of such period.  Redemption requests in excess of this limit may be satisfied in cash or in kind at the Fund's election.
Signature Guarantees.  To protect your account and the Fund from fraud, signature guarantees may be required to be sure that you are the person who has authorized a change in registration or standing instructions for your account.  Signature guarantees are generally required for (i) change of registration requests; (ii) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application; (iii) transactions where proceeds from redemptions, dividends, or distributions are sent to a financial institution; and (iv) redemption requests in excess of $50,000.  Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.
Miscellaneous.  The Fund reserves the right to delay the distribution of redemption proceeds involving recently purchased shares until the check for the recently purchased shares has cleared.  The Fund may also suspend redemptions, if permitted by the Investment Company Act of 1940, for any period during which the New York Stock Exchange is closed, trading is restricted by the Securities and Exchange Commission, or the Securities and Exchange Commission declares that an emergency exists.  Redemptions may be suspended during other periods permitted by the Securities and Exchange Commission for the protection of the Fund's shareholders.  During drastic economic and market changes, telephone redemption privileges may be difficult to implement.
31

FREQUENT PURCHASES AND REDEMPTIONS
Frequent purchases and redemptions ("Frequent Trading") of shares of the Fund may present a number of risks to other shareholders of the Fund.  These risks may include, among other things, dilution in the value of shares of the Fund held by long-term shareholders, interference with the efficient management by the Advisor of the Fund's portfolio holdings, and increased brokerage and administration costs.  Due to the potential of a thin market for the Fund; portfolio securities, as well as overall adverse market, economic, political, or other conditions that may affect the sale price of portfolio securities, the Fund could face untimely losses as a result of having to sell portfolio securities prematurely to meet redemptions.  Frequent Trading may also increase portfolio turnover that may result in increased capital gains taxes for shareholders of the Fund.
The Trustees have adopted a policy with respect to Frequent Trading that is intended to discourage such activity by shareholders of the Fund.  The Fund does not accommodate Frequent Trading.  Under the adopted policy, the Fund's transfer agent provides a daily record of shareholder trades to the Advisor.  The Fund's transfer agent also monitors and tests shareholder purchase and redemption orders for possible incidents of Frequent Trading.  The Advisor has the discretion to limit investments from an investor that the Advisor believes has a pattern of Frequent Trading that the Advisor considers not to be in the best interests of the other shareholders in the respective Fund by the Fund's refusal of further purchase and/or exchange orders from such investor.  The Fund's policy regarding Frequent Trading is to limit investments from investor accounts that purchase and redeem shares over a period of less than ten days having a redemption amount within ten percent of the purchase amount and greater than $10,000 on two or more occasions during a 60 calendar day period.  In the event such a purchase and redemption pattern occurs, an investor account and any other account with the same taxpayer identification number will be precluded from investing in the respective Fund (including investments that are part of an exchange transaction) for at least 30 calendar days after the redemption transaction.
The Advisor intends to apply this policy uniformly, except that the Fund may not be able to identify or determine that a specific purchase and/or redemption is part of a pattern of Frequent Trading or that a specific investor is engaged in Frequent Trading, particularly with respect to transactions made through accounts such as omnibus accounts or accounts opened through third-party financial intermediaries such as broker-dealers and banks ("Intermediary Accounts").  Therefore, this policy is not applied to omnibus accounts or Intermediary Accounts.  Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and to purchase, redeem, and exchange Fund shares without the identity
32

 of the particular shareholders being immediately known to the Fund.  Like omnibus accounts, Intermediary Accounts normally permit investors to purchase, redeem, and exchange Fund shares without the identity of the underlying shareholder being immediately known to the Fund.  Accordingly, the ability of the Fund to monitor and detect Frequent Trading through omnibus accounts and Intermediary Accounts is limited, and there is no guarantee that the Fund can identify shareholders who might be engaging in Frequent Trading through such accounts or curtail such trading.  In addition, the policy will not apply if the Advisor determines that a purchase and redemption pattern does not constitute Frequent Trading activity, such as inadvertent errors that result in frequent purchases and redemptions.  Inadvertent errors shall include purchases and/or redemptions made unintentionally or by mistake (e.g., where an investor unintentionally or mistakenly invests in the Fund and redeems immediately after recognizing the error).  The investor shall have the burden of proving to the sole satisfaction of the Advisor that a frequent purchase and redemption pattern was a result of an inadvertent error.  In such a case, the Advisor may choose to allow further purchase and/or exchange orders from such investor account.
33

OTHER IMPORTANT INVESTMENT INFORMATION

DIVIDENDS, DISTRIBUTIONS, AND TAXES
The following information is meant as a general summary for U.S. taxpayers.  Additional tax information appears in the Fund's Statement of Additional Information.  Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences to them of investing in the Fund.
The Fund will distribute most of their income and realized gains to shareholders every year.  Income dividends paid by the Fund derived from net investment income, if any, will generally be paid monthly or quarterly and capital gains distributions, if any, will be made at least annually.  Shareholders may elect to take dividends from net investment income or capital gains distributions, if any, in cash or reinvest them in additional Fund shares.  Although the Fund will not be taxed on amounts they distribute, shareholders will generally be taxed on distributions paid by the Fund, regardless of whether distributions are received in cash or are reinvested in additional Fund shares.  Distributions may be subject to state and local taxes, as well as federal taxes.
In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder's holding period for the Fund shares.  An exchange of shares may be treated as a sale and any gain may be subject to tax.
As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the fourth lowest rate for taxpayers filing as unmarried individuals (presently 28%) for all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding.  Backup withholding is not an additional tax; rather, it is a way in which the Internal Revenue Service ensures it will collect taxes otherwise due.  Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.
Shareholders should consult with their own tax advisors to ensure that distributions and sale of Fund shares are treated appropriately on their income tax returns.

FINANCIAL HIGHLIGHTS
Because the Fund is newly organized, there is no financial or performance information for the Fund in this prospectus.  You may request a copy of the Fund's annual and semi-annual reports, once available, at no charge by calling the Fund at 1-855-609-VCAM (8226).
34

ADDITIONAL INFORMATION

Vertical Capital
MLP & Energy Infrastructure Fund

More information about the Fund can be found in the Statement of Additional Information, which is incorporated by reference into this prospectus.  More information about the Fund's investments will be available in the annual and semi-annual reports to shareholders.  The annual reports will include discussions of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.
The Fund's Statement of Additional Information and the annual and semi-annual reports will be available, free of charge, on the website listed below and upon request by contacting the Fund (you may also request other information about the Fund or make shareholder inquiries) as follows:
By telephone:	1-855-609-VCAM (8226)
By mail:	Vertical Capital MLP & Energy Infrastructure Fund c/o Nottingham Shareholder Services 116 South Franklin Street, PO Box 4365 Rocky Mount, North Carolina 27804
By e-mail:	shareholders@ncfunds.com
On the Internet:	www.ncfunds.com
Information about the Fund (including the Statement of Additional Information) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.  Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-551-8090.  Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-1520.
Investment Company Act file number 811-22507

STATEMENT OF ADDITIONAL INFORMATION

Vertical Capital MLP & Energy Infrastructure Fund
Institutional Class Shares VMLIX
 Advisor Class Shares VMLPX
March 30, 2015

A series of the
Vertical Capital Investors Trust
116 South Franklin Street
Rocky Mount, North Carolina 27804
 Telephone 1-855-609-VCAM (8226)

TABLE OF CONTENTS
Page
ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES	2
INVESTMENT LIMITATIONS	15
PORTFOLIO TRANSACTIONS	16
DESCRIPTION OF THE TRUST	18
MANAGEMENT AND OTHER SERVICE PROVIDERS	19
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	29
SPECIAL SHAREHOLDER SERVICES	30
NET ASSET VALUE	31
ADDITIONAL TAX INFORMATION	32
DISCLOSURE OF PORTFOLIO HOLDINGS	33
FINANCIAL STATEMENTS	36
APPENDIX A – DESCRIPTION OF RATINGS	37
APPENDIX B – PROXY VOTING POLICIES	41

This Statement of Additional Information is meant to be read in conjunction with the prospectus for the Vertical Capital MLP & Energy Infrastructure Fund, dated the same date as this Statement of Additional Information, and is incorporated by reference in its entirety into the prospectus.  Because this Statement of Additional Information is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein.  Copies of the Fund's prospectus, annual report, and/or semi-annual report may be obtained at no charge by writing or calling the Fund at the address or phone number shown above.  Capitalized terms used but not defined herein have the same meanings as in the Fund's prospectus.

ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES
Vertical Capital Investors Trust (formerly known as the Hanna Investment Trust) ("Trust") was organized on August 3, 2010 as a Delaware statutory trust and is registered with the Securities and Exchange Commission as an open-end management investment company.  The Vertical Capital MLP & Energy Infrastructure Fund (the "Fund") is a separate, diversified series of the Trust.  The Fund's investment advisor is Vertical Capital Asset Management, LLC (the "Advisor").  The Fund's investment sub-advisor is MAI Capital Management, LLC (the "Sub-Advisor").  The Prospectus describes the Fund's investment objective and principal investment strategy, as well as the principal investment risks of the Fund.  The following descriptions and policies supplement these descriptions, and also include descriptions of certain types of investments that may be made by the Fund but are not principal investment strategies of the Fund.  Attached to the Statement of Additional Information is Appendix A, which contains descriptions of the rating symbols used by nationally recognized statistical rating organizations for securities in which the Fund may invest.  Appendix B contains copies of the Trust's Proxy Voting and Disclosure Policy and the Advisor's Proxy Voting Policy and Procedures.
General Investment Risks.  All investments in securities and other financial instruments involve a risk of financial loss.  No assurance can be given that the Fund's investment program will be successful.  Investors should carefully review the descriptions of the Fund's investments and their risks described in the Fund's prospectus and this Statement of Additional Information.
Additional Information Regarding the Fund's Principal Strategies and Risks
Master Limited Partnerships (MLPs).  The Fund will invest in MLPs and equity securities of "MLP affiliates" which the Fund's sub-advisor defines as entities issuing MLP I-shares, general partners of MLPs and other entities that may own interests of MLPs. An MLP is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986, as amended (the "Code"), and whose interests or "units" are traded on securities exchanges like shares of corporate stock. A typical MLP consists of a general partner and limited partners; however, some entities receiving partnership taxation treatment under the Code are established as limited liability companies. The general partner manages the partnership; has an ownership stake in the partnership (typically a 2% general partner equity interest and additional common units and subordinated units); and in many cases is eligible to receive an incentive distribution. The limited partners provide capital to the partnership, have a limited (if any) role in the operation and management of the partnership, and are entitled to receive cash distributions with respect to their units. An MLP typically pays an established minimum quarterly distribution to common unit holders, as provided under the terms of its partnership agreement. Common units have arrearage rights in distributions to the extent that the MLP fails to make minimum quarterly distributions. Once the MLP distributes the minimum quarterly distribution to common units, subordinated units then are entitled to receive distributions of up to the minimum quarterly distribution, but have no arrearage rights. At the discretion of the general partner, any distributable cash that exceeds the minimum quarterly distribution that the MLP distributed to the common and subordinated units is then distributed to both common and subordinated units, typically on a pro rata basis. Incentive distributions are often paid to the general partner such that as the distribution to limited partnership interests increases, the general partner may receive a proportionately larger share of the total distribution. Incentive distributions are designed to encourage the general partner, who controls and operates the partnership, to maximize the partnership's cash flow and increase distributions to the limited partners.
To qualify as an MLP for U.S. federal income tax purposes, an entity must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from certain mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities, and gain from the sale or other disposition of a capital asset held for the production of such income.  Mineral or natural resources activities include exploration, development, production, mining, processing, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. Currently, most MLPs operate in the energy, natural resources, or real estate sectors. The Fund anticipates that a substantial portion of the MLP entities in which the Fund invests will be engaged primarily in the energy industry. The Fund may, however, invest in MLP entities in any sector of the economy. Due to their federal income tax treatment as partnerships, MLPs generally do not pay income taxes, but investors holding interests in MLPs are generally subject to tax on their shares of the MLPs' income and gains.

Holders of MLP units are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the unit holders to take certain action under the limited partnership agreement would constitute "control" of the business of that MLP, or if a court or governmental agency determines that the MLP is conducting business in a state without complying with the limited partnership statute of that state.
MLP Affiliates.  The Fund may invest in the debt and equity securities of MLP affiliates and companies that own MLP general partner interests that are energy infrastructure companies. The Fund may also invest in MLP I-Shares, which represent an indirect ownership interest in MLP common units. MLP I-Shares differ from MLP common units primarily in that, instead of receiving cash distributions, holders of MLP I-Shares receive distributions in the form of additional I-Shares. Issuers of MLP I-Shares are treated as corporations and not partnerships for tax purposes. MLP affiliates also include publicly traded limited liability companies that own, directly or indirectly, general partner interests of MLPs.

MLP Equity Securities. Equity securities issued by MLPs currently consist of common units, subordinated units and preferred units, as described more fully below.

MLP Common Units. The common units of many MLPs are listed and traded on U.S. securities exchanges, including the New York Stock Exchange, Inc. ("NYSE'') and the Nasdaq National Market System ("Nasdaq''). MLP common units can be purchased through open market transactions and underwritten offerings, but may also be acquired through direct placements and privately negotiated transactions. Holders of MLP common units typically have very limited control and voting rights. Holders of such common units are typically entitled to receive the minimum quarterly distribution ("MQD"), including arrearage rights, from the issuer. Generally, an MLP must pay (or set aside for payment) the MQD to holders of common units before any distributions may be paid to subordinated unit holders. In addition, incentive distributions are typically not paid to the general partner or managing member unless the quarterly distributions on the common units exceed specified threshold levels above the MQD. In the event of liquidation, common unit holders are intended to have a preference to the remaining assets of the issuer over holders of subordinated units. MLPs also issue different classes of common units that may have different voting, trading, and distribution rights.

MLP Subordinated Units. Subordinated units, which, like common units, represent limited partner or member interests, are not typically listed or traded on an exchange. Outstanding subordinated units may be purchased through negotiated transactions directly with holders of such units or newly issued subordinated units may be purchased directly from the issuer. Holders of such subordinated units are generally entitled to receive a distribution only after the MQD and any arrearages from prior quarters have been paid to holders of common units. Holders of subordinated units typically have the right to receive distributions before any incentive distributions are payable to the general partner or managing member. Subordinated units generally do not provide arrearage rights. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the issuer of specified financial goals. MLPs also issue different classes of subordinated units that may have different voting, trading, and distribution rights.

MLP Convertible Subordinated Units. MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLPs, and institutional investors. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unitholders. Subordinated units may be purchased in direct placements from such persons or other persons that may hold such units. MLP convertible subordinated units generally are not entitled to distributions until holders of common units have received specified MQD, plus any arrearages, and may receive less than common unitholders in distributions upon liquidation. Convertible subordinated unitholders generally are entitled to MQD prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, MLP convertible subordinated units generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time or the satisfaction of certain financial tests. Although the means by which convertible subordinated units convert into senior common units depend on a security's specific terms, MLP convertible subordinated units typically are exchanged for common shares. These units do not trade on a national exchange or OTC, and there is no active market for convertible subordinated units. The value of a convertible subordinated unit is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights as do MLP common units. Distributions may be paid in cash or in-kind.

MLP Preferred Units. MLP preferred units are not typically listed or traded on an exchange. MLP preferred units can be purchased through negotiated transactions directly with MLPs, affiliates of MLPs and institutional holders of such units. Holders of MLP preferred units can be entitled to a wide range of voting and other rights, depending on the structure of each separate security.

MLP General Partner or Managing Member Interests. The general partner or managing member interest in MLPs is typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP. The holder of the general partner or managing member interest can be liable in certain circumstances for amounts greater than the amount of the holder's investment in the general partner or managing member. General partner or managing member interests often confer direct board participation rights in, and in many cases control over the operations of, the MLP. General partner or managing member interests can be privately held or owned by publicly traded entities. General partner or managing member interests receive cash distributions, typically in an amount of up to 2% of available cash, which is contractually defined in the partnership or limited liability company agreement. In addition, holders of general partner or managing member interests typically receive incentive distribution rights ("IDRs''), which provide them with an increasing share of the entity's aggregate cash distributions upon the payment of per common unit distributions that exceed specified threshold levels above the MQD. Due to the IDRs, general partners of MLPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common and subordinated unit holders in the event of a reduction in the MLP's quarterly distribution. The ability of the limited partners or members to remove the general partner or managing member without cause is typically very limited. In addition, some MLPs permit the holder of IDRs to reset, under specified circumstances, the incentive distribution levels and receive compensation in exchange for the distribution rights given up in the reset.

MLP Debt Securities. Debt securities issued by MLPs may include those rated below investment grade or that are unrated but judged to be below investment grade by the Sub-Adviser at the time of purchase. A debt security of an MLP will be considered to be investment grade if it is rated as such by one of the rating organizations or, if unrated, are judged to be investment grade by the Sub-Adviser at the time of purchase. Investments in such securities may not offer the tax characteristics of equity securities of MLPs.

I-Shares. I-Shares represent an indirect ownership interest in an MLP and are issued by an MLP affiliate. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of I-units. Thus, I-Shares represent an indirect interest in an MLP limited partnership interest. I-units have similar features as MLP common units in terms of voting rights, liquidation preference and distribution. I-Shares themselves have limited voting rights and are similar in that respect to MLP common units. I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares will receive distributions of additional I-Shares in an amount equal to the cash distributions received by common unit holders. I-Shares are traded on the NYSE. Issuers of MLP I-Shares are treated as corporations and not partnerships for tax purposes. MLP affiliates also include publicly traded limited liability companies that own, directly or indirectly, general partner interests of MLPs.

Investment Companies.  The Fund will invest in securities of other investment companies, principally unaffiliated open-end mutual funds.  The Fund's investments in such securities involve certain additional expenses and certain tax results, which would not be present in a direct investment in the underlying fund. Due to legal limitations, the Fund will be prevented from: (i) purchasing more than 3% of an investment company's outstanding shares; (ii) investing more than 5% of the Fund's assets in any single such investment company, and (iii) investing more than 10% of the Fund's assets in investment companies overall;  unless: (a) the underlying investment company and/or the applicable Fund has received an order for exemptive relief from such limitations from the Securities and Exchange Commission; and (b) the underlying investment company and the Fund take appropriate steps to comply with any conditions in such order.  In the alternative, the Fund may rely on Section 12(d)(1)(F) of the Investment Company Act of 1940, which allows unaffiliated mutual funds to exceed the 5% limitation and the 10% limitation, provided that the offering price of the Fund does not include a sales load greater than 1.5%.  The foregoing notwithstanding, the Fund, in reliance on Rule 12d1-3 under the Investment Company Act of 1940, may impose a sales charge in excess of 1.5% where the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired fund) does not exceed the limits on sales loads established by the Financial Industry Regulatory Authority pursuant to NASD Rule 2830(d)(3).  Also, in the event that there is a proxy vote with respect to shares of another investment company purchased and held by the Fund under Section 12(d)(1)(F), then the Fund will either (i) vote such shares in the same proportion as the vote of all other holders of such securities; or (ii) contact its shareholders for instructions regarding how to vote the proxy.  Investments by the Fund in other investment companies entail a number of risks unique to a fund of funds structure.  These risks include the following:

Multiple Layers of Fees.  By investing in other investment companies indirectly through the Fund, prospective investors will directly bear the fees and expenses of the Fund's Sub-Advisor and indirectly bear the fees and expenses of other investment companies and other investment companies' managers as well.  As such, this multiple or duplicative layer of fees will increase the cost of investments in the Fund.
Lack of Transparency.  The Sub-Advisor will not be able to monitor the investment activities of the other investment companies on a continuous basis and the other investment companies may use investment strategies that differ from its past practices and are not fully disclosed to the Sub-Advisor and that involve risks that are not anticipated by the Sub-Advisor.  The Fund has no control over the risks taken by the underlying investment companies in which they invest.
Valuation of Investment Companies.  Although the Sub-Advisor will attempt to review the valuation procedures used by other investment companies' managers, the Sub-Advisor will have little or no means of independently verifying valuations of the Fund's investments in investment companies and valuations of the underlying securities held by other investment companies.  As such, the Sub-Advisor will rely significantly on valuations of other investment companies and the securities underlying other investment companies that are reported by other investment companies' managers.  In the event that such valuations prove to be inaccurate, the NAV of the Fund could be adversely impacted and an investor could incur a loss of investment in the Fund.
Illiquidity of Investments By and In Other Investment Companies.  Other investment companies may invest in securities that are not registered, are subject to legal or other restrictions on transfer, or for which no liquid market exists.  The market prices, if any, for such securities tend to be volatile and restricted securities may sell at prices that are lower than similar securities that are not subject to legal restrictions on resale.  Further, the Fund may not be able to redeem their interests in other investment companies' securities that it has purchased in a timely manner.  If adverse market conditions were to develop during any period in which the Fund is unable to redeem interests in other investment companies, the Fund may suffer losses as a result of this illiquidity.  As such, the lack of liquidity and volatility of restricted securities held by other investment companies could adversely affect the value of the other investment companies.  Any such losses could adversely affect the value of the Fund's investments and an investor could incur a loss of investment in the Fund.
Lack of Control.  Although the Fund and the Sub-Advisor will evaluate regularly other investment companies to determine whether their investment programs are consistent with the Fund's investment objective, the Sub-Advisor will not have any control over the investments made by other investment companies.  Even though other investment companies are subject to certain constraints, the investment advisor to each such investment company may change aspects of their investment strategies at any time.  The Sub-Advisor will not have the ability to control or influence the composition of the investment portfolio of other investment companies.
Lack of Diversification.  There is no requirement that the underlying investments held by other investment companies be diversified.  As such, other investment companies' managers may target or concentrate other investment companies' investments in specific markets, sectors, or types of securities.  As a result, investments made by other investment companies are subject to greater volatility as a result of this concentration than if the other investment companies had non-concentrated and diversified portfolios of investments.  Thus, the Fund's portfolios (and by extension the value of an investment in the Fund) may therefore be subject to greater risk than the portfolio of a similar fund with investments in diversified investment companies.

Use of Leverage.  The other investment companies may utilize leverage (i.e., borrowing) to acquire their underlying portfolio investments.  When other investment companies borrow money or otherwise leverage their portfolio of investments, doing so may exaggerate changes in the net asset value of the shares of the other investment companies and in the return on the other investment companies' investments.  Borrowing will also cost other investment companies interest expense and other fees.  As such, the value of the Fund's investments in other investment companies may be more volatile and all other risks (including the risk of loss of an investment in other investment companies) tend to be compounded or magnified.  As a result, any losses suffered by other investment companies as a result of their use of leverage could adversely affect the value of the Fund's investments and an investor could incur a loss of investment in the Fund.
Temporary Defensive Positions.  The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in an attempt to respond to adverse market, economic, political, or other conditions.  During such an unusual set of circumstances, the Fund may hold up to 100% of its portfolios in cash or cash equivalent positions (e.g., money market securities, U.S. Government securities, and/or similar securities).  When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.
Information Regarding the Fund's Non-Principal Strategies and Risks
Equity Securities.  The Fund may invest in equity securities.  The equity portion of the Fund's portfolio may be comprised of common stocks traded on domestic securities exchanges or on the over-the-counter market.  In addition to common stocks, the equity portion of the Fund's portfolio may also include preferred stocks, convertible preferred stocks, and convertible bonds.  Prices of equity securities in which the Fund invests may fluctuate in response to many factors, including the activities of the individual companies issuing the equity securities, general market and economic conditions, interest rates, and specific industry changes.  Such price fluctuations subject the Fund to potential losses.  In addition, regardless of any one company's particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Fund.  Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of equity securities will decline.
Fixed-Income Securities.  The Fund may invest in fixed-income securities, including government and corporate bonds, money market instruments, junk bonds, and zero-coupon bonds.  Zero-coupon bonds are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a period of time.  Fixed-income securities purchased by the other investment companies in which the Fund invest may consist of obligations of any rating.  Fixed-income securities in the lowest investment grade categories have speculative characteristics, with changes in the economy or other circumstances more likely to lead to a weakened capacity of the bonds to make principal and interest payments than would occur with bonds rated in higher categories.  High yield bonds are typically rated below "Baa" by Moody's Investors Service, Inc.  ("Moody's") or below "BBB" by Standard & Poor's Ratings Group ("S&P") or below investment grade by other recognized rating agencies.  The Fund may invest indirectly in unrated securities through other investment companies that invest in unrated securities.  Such bonds are subject to greater market fluctuations and risk of loss of income and principal than higher rated bonds for a variety of reasons, including:
Sensitivity to Interest Rate and Economic Change.  The economy and interest rates affect high yield securities differently than other securities.  The prices of high yield bonds have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments.  Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest obligations, to meet projected business goals, and to obtain additional financing.  If the issuer of a bond defaults, an underlying mutual fund may incur additional expenses to seek recovery.  In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and the Fund's asset value.
Payment Expectations.  High yield bonds present certain risks based on payment expectations.  For example, high yield bonds may contain redemption and call provisions.  If an issuer exercises these provisions in a declining interest rate market, an investment company in which the Fund invests would have to replace the security with a lower yielding security, resulting in a decreased return for investors.  Conversely, a high yield bond's value will decrease in a rising interest rate market, as will the value of the other investment companies' assets.  If an investment company in which the Fund invests experiences unexpected net redemptions, it may be forced to sell its high yield bonds without regard to their investment merits, thereby decreasing the asset base upon which the other investment companies' expenses can be spread and possibly reducing the other investment companies' rate of return.

Liquidity and Valuation.  To the extent that there is no established retail secondary market, there may be thin trading of high yield bonds, and this may impact the ability of the investment companies in which the Fund invests to accurately value high yield bonds and may hinder their ability to dispose of the bonds.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market.
Credit Ratings.  Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds.  Also, because credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, an investment company in which the Fund invests must monitor the issuers of high yield bonds in their portfolios to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the bonds' liquidity so an investment company in which the Fund invests can meet redemption requests.
High-yield securities are deemed speculative with respect to the issuer's capacity to pay interest and repay principal over a long period of time.  Special tax considerations are associated with investing in high-yield securities structured as zero coupon or "pay-in-kind" securities.  The investment companies in which the Fund invests will report the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date.  The payment of principal and interest on most fixed-income securities purchased by an investment company in which the Fund invests will depend upon the ability of the issuers to meet their obligations.  An issuer's obligations under its fixed-income securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, including the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations.  The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its fixed-income securities may be materially adversely affected by litigation or other conditions.
The ratings of S&P, Moody's and other nationally recognized rating agencies represent their opinions as to the quality of fixed-income securities.  It should be emphasized, however, that ratings are general and are not absolute standards of quality, and fixed-income securities with the same maturity, interest rate, and rating may have different yields while fixed-income securities of the same maturity and interest rate with different ratings may have the same yield.  For a more detailed description of ratings, please see Appendix A.
Money Market Instruments.  The Fund may invest in money market instruments, including U.S. Government obligations or corporate debt obligations (including those subject to repurchase agreements) provided that they are eligible for purchase by such investment companies.  Money market instruments also may include Banker's Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper, and Variable Amount Demand Master Notes ("Master Notes").  Banker's Acceptances are time drafts drawn on and "accepted" by a bank.  When a bank "accepts" such a time draft, it assumes liability for its payment.  When an investment company acquires a Banker's Acceptance, the bank that "accepted" the time draft is liable for payment of interest and principal when due.  The Banker's Acceptance carries the full faith and credit of such bank.  A Certificate of Deposit ("CD") is an unsecured, interest bearing debt obligation of a bank.  Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation, or other borrower.  Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument.  Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest.

U.S. Government Securities and U.S. Government Agency Securities.  The Fund may invest in U.S. Government Securities and U.S. Government Agency Securities. U.S. Government securities and U.S. Government Agency Securities include (i) U.S. Treasury notes, U.S. Treasury bonds, U.S. Treasury bills, and other U.S. Government obligations; (ii) obligations of the Government National Mortgage Association (GNMA) and other U.S. Government sponsored entities that are guaranteed by the U.S. Government; and (iii) obligations of the Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal Housing Administration (FHA), Federal Farm Credit Bank (FFCB), Federal Home Loan Bank (FHLB), Student Loan Marketing Association (SLMA), The Tennessee Valley Authority (TVA) and other U.S. Government authorities, agencies, and instrumentalities.  While obligations of some U.S. Government agencies and sponsored entities are supported by the full faith and credit of the U.S. Government (e.g. GNMA), others are not.  No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future since it is not obligated to do so by law.  The guarantee of the U.S. Government does not extend to the yield or value of the Fund's shares.
Foreign Investment Risk.  The Fund may invest in foreign securities and foreign currency contracts.  Foreign securities and foreign currency contracts involve investment risks different from those associated with domestic securities.  Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in domestic securities.  The value of foreign currency denominated securities or foreign currency contracts is affected by the value of the local currency relative to the U.S. dollar.  There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign currency denominated securities.  The value of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad), or changed circumstances in dealings between nations.  In addition, foreign brokerage commissions, custody fees, and other costs of investing in foreign securities are generally higher than in the United States.  Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.
Exchange Traded Funds.  The Fund may invest in exchange traded funds ("ETFs").  An ETF is an investment company that holds a portfolio of common stock or bonds designed to track the performance of a securities index or sector of an index.  ETFs are traded on a securities exchange based on their market value.  An investment in an ETF generally presents the same primary risks as an investment in a conventional registered investment company (i.e., one that is not exchange traded).  In addition, all ETFs will have costs and expenses that will be passed on to the Fund and these costs and expenses will in turn increase the Fund's expenses.  ETFs are also subject to the following risks that often do not apply to conventional investment companies: (i) the market price of the ETF's shares may trade at a discount to the ETF's net asset value, and as a result, ETFs may experience more price volatility than other types of portfolio investments and such volatility could negatively impact the Fund's net asset values; (ii) an active trading market for an ETF's shares may not develop or be maintained at a sufficient volume; (iii) trading of an ETF's shares may be halted if the listing exchange deems such action appropriate; and (iv) ETF shares may be delisted from the exchange on which they trade, or "circuit breakers" (which are tied to large decreases in stock prices used by the exchange) may temporarily halt trading in the ETF's stock.  ETFs are also subject to the risks of the underlying securities or sectors that the ETF is designed to track.  Finally, there may be legal limitations and other conditions imposed by rules of the Securities and Exchange Commission on the amount of the ETF shares that the Fund may acquire.
Derivative Instruments.  The Fund may in derivative instruments. Investments in options, futures, and other forms of financial derivatives, including foreign exchange contracts, involve risks different from direct investments in the underlying securities.  While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks.  Unanticipated changes in interest rates, securities prices, or currency exchange rates may result in a poorer overall performance of the Fund than if it had not been exposed to derivatives transactions.  Derivatives may magnify the Fund's gains or losses, causing it to make or lose substantially more than it invested.  The Portfolio Funds may invest in derivative instruments to the extent permissible under the Investment Company Act of 1940 and other applicable securities laws.  To the extent that the Fund invests directly in options and futures, the Fund will comply with the applicable requirements of the Investment Company Act of 1940 and the guidance of no-action letters issued by the Securities and Exchange Commission, including SEC Release 10666 that require the Fund to segregate assets or otherwise "cover" its positions in a manner that limits the Fund's risk of loss.

When used for hedging purposes, increases in the value of the securities held or intended to be acquired should offset any losses incurred with a derivative.  Use of derivatives for purposes other than hedging could expose the Fund to greater risks.
The ability to hedge securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities.  In the case of poor correlation, the price of the securities being hedged may not move in the same amount, or even in the same direction as the hedging instrument.  This risk can be minimized by investing only in those contracts whose behavior is expected to resemble the portfolio securities being hedged.  However, if a prediction of interest and currency rates, market value, volatility, or other economic factors is incorrect, the use of derivative instruments may result in a loss.
Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative.  Listed below are some of the factors that may cause such a divergence:
•	current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;
•
a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

•	differences between the derivatives, including different margin requirements, different liquidity of such markets, and the participation of speculators in such markets.
Derivatives based upon a narrow index of securities may present greater risk than derivatives based on a broad index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.
Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions:
•	an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives, or all derivatives, which sometimes occurs because of increased market volatility;
•	unusual or unforeseen circumstances may interrupt normal operations of an exchange;
•	the facilities of the exchange may not be adequate to handle current trading volume;
•	equipment failures, government intervention, insolvency of a brokerage firm or clearing house, or other occurrences may disrupt normal trading activity; or
•	investors may lose interest in a particular derivative or category of derivatives.
The prices of derivatives are volatile (i.e., they may change rapidly, substantially, and unpredictably) and are influenced by a variety of factors, including:
•	actual and anticipated changes in interest rates;
•	fiscal and monetary policies; and
•	national and international political events.
Most exchanges limit the amount by which the price of a derivative can change during a single trading day.  Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day.  Once the price of a derivative reaches this value, the derivative may not trade at a price beyond that limit.  The daily limit governs only price movements during a given day and does not limit potential gains or losses.  Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Options.  The Fund may purchase and write put and call options.  The purchase and writing of options involves certain risks.  During the option period, a call writer that holds the underlying security has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.  The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.  Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.  If a put or call option is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the entire investment in the option will be lost.  Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.  There can be no assurance that a liquid market will exist when an option position is closed out.  Furthermore, if trading restrictions or suspensions are imposed on the options market, it may not be possible to close out a position.
To the extent that the Fund does write a call or put option, it may do so only if the option is "covered" by holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option.  A written call option creates a potential obligation to sell the underlying security.  In order to make sure that this obligation can be met, the Fund could (i) hold the security underlying the written option; (ii) hold an offsetting call option (one with a strike price that is the same or lower than the strike price of the written option); or (iii) segregate cash and liquid securities (which can be cash, U.S. Government securities, and other liquid debt or equity securities) that when added to collateral on deposit equals the market value of the underlying security.  A written put option creates a potential obligation to buy the underlying security.  In order to make sure that this obligation can be met, the Fund could (i) hold an offsetting put option (one with a strike price that is the same or higher than the strike price of the written option); or (ii) segregate cash and liquid securities that when added to collateral on deposit equals the strike price of the option.
Futures Contracts.  The Fund may invest in futures contracts.  A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future.  Futures contracts are designated by boards of trade which have been designated "contracts markets" by the Commodities Futures Trading Commission (CFTC).  No purchase price is paid or received when the contract is entered into.  Instead, the investment companies in which the Fund invests, upon entering into a futures contract (and to maintain the open positions in futures contracts), would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or liquid, high-grade debt securities, known as "initial margin."  The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract.  Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded.  By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.
If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin.  However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the investment companies in which the Fund invests.  These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market."  Investments in futures contracts are expected to earn interest income on initial and variation margin deposits.
The investment companies in which the Fund invests will incur brokerage fees when they purchase and sell futures contracts.  Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions that may result in a gain or a loss.  While futures positions taken by the investment companies in which the Fund invests will usually be liquidated in this manner, the investment companies in which the Fund invests may instead make or take delivery of underlying securities whenever it appears economically advantageous to do so.  A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the Securities and Exchange Commission.  To the extent that the Fund directly holds a long position in a futures contract, it may be required to establish a segregated account  (not with a futures commission merchant or broker) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit).  However, segregation of assets is not required if the Fund "covers" a long position.  For a short position in futures or forward contracts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established).  The Fund's potential investments in future contracts and other derivatives will be conducted by the Fund's Adviser and Sub-Adviser to ensure the Fund's compliance with CFTC Rule 4.5.
Swaps.  The Fund may invest in currency, equity, interest rate, index and other swaps, which involve the exchange by an investor with another party of their respective commitments, in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if the Fund had invested directly in the asset that yielded the desired return.  In the case of interest rate swaps, an investor may exchange with another party their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments.  Use of swaps subjects the investor to risk of default by the counterparties.  If there is a default by the counterparty to such a transaction, there may be contractual remedies pursuant to the agreements related to the transaction although contractual remedies may not be sufficient in the event that the counterparty to the transaction is insolvent.  The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.  An investor may also enter into currency swaps or other swaps which are similar to interest rate swaps but may be surrogates for other instruments such as currency forwards or options.
Short Sales.  The Fund may invest in short securities.  A short sale is a transaction in which a party sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.  When a party makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security.  The party is required to make a margin deposit in connection with such short sales; the party may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.  If the price of the security sold short increases between the time of the short sale and the time the party covers the short position, the party will incur a loss; conversely, if the price declines, the party will realize a capital gain.  Any gain will be decreased, and any loss increased, by the transaction costs described above.
Forward Contracts. The Fund may invest in forward contracts.  Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Funds can use them to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and a foreign currency. The Fund can also use "cross-hedging" where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated. Under a forward contract, one party agrees to purchase, and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the contract agreed upon by the parties. The transaction price is set at the time the contract is entered into. These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers. The Fund may use forward contracts to protect against uncertainty in the level of future exchange rates. The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.

Repurchase Agreements.  A repurchase transaction occurs when an investor purchases a security (normally a U.S. Treasury obligation), and it then resells it to the vendor (normally a member bank of the Federal Reserve or a registered government securities dealer) and is required to deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future.  The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.  Delivery pursuant to the resale normally will occur within one to seven days of the purchase.  Repurchase agreements are considered "loans" under the Investment Company Act of 1940, collateralized by the underlying security.  The Trust has implemented procedures to monitor on a continuous basis the value of the collateral serving as security for repurchase obligations.  The Sub-Advisor will consider the creditworthiness of the vendor.  If the vendor fails to pay the agreed upon resale price on the delivery date, the Fund will retain or attempt to dispose of the collateral.  The Fund's risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral.  Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities.  The Fund will not invest in reverse repurchase agreements.
Mortgage-Backed and Asset-Backed Securities.  The Fund, and the other investment companies which the Fund invests, may invest in mortgage-backed and asset-backed securities.  Mortgage-backed securities are mortgage related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by nongovernment entities.  Mortgage-related securities represent ownership in pools of mortgage loans assembled for sale to investors by various government agencies such as GNMA and government-related organizations such as FNMA and FHLMC, as well as by nongovernment issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies.  Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.  These securities differ from conventional bonds in that the principal is paid back to the investor as payments are made on the underlying mortgages in the pool.  Accordingly, the Fund will receive scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages.  Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor.
Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales contracts or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements and from sales of personal property.  Regular payments received on asset-backed securities include both interest and principal.  Asset-backed securities typically have no U.S. Government backing, though they are usually guaranteed up to a certain amount and time period by a letter of credit issued by a financial institution.  If the letter of credit is exhausted and the full amounts due on the underlying loans are not received because of unanticipated costs, depreciation, damage, or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on asset-backed securities.  Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.
If the Fund purchases a mortgage-backed or other asset-backed security at a premium, the premium may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral.  As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates.  Although the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received.  When the interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received.  For these and other reasons, a mortgage-backed or other asset-backed security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore it is not possible to predict accurately the security's return.  In addition, while the trading market for short-term mortgages and asset-backed securities is ordinarily quite liquid, in times of financial stress the trading market for these securities may become restricted.
Mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies, or instrumentalities, are not subject to the Fund's industry concentration restrictions because securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities are excluded from the restriction.  Privately-issued mortgage-backed securities are, however, subject to the Fund's industry concentration restrictions.

Debentures.  A debenture is long-term, unsecured, debt instrument backed only by the integrity of the borrower, not by collateral, and documented by an indenture.  Governments often issue debentures, in part because they generally cannot guarantee debt with assets (government assets are public property).  The primary risk with this type of investment is that the issuer will default or go into bankruptcy.  As an unsecured creditor, in the event of default or bankruptcy, the holder of a debenture does not have a claim against any specific assets of the issuing firm, so the investor will only be paid from the issuer's assets after the secured creditors have been paid.  The Fund may invest in all types of debentures, including corporate and government debentures.
Forward Commitment and When-Issued Securities.  The Fund, and the other investment companies which the Fund invests, may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price.  In such purchase transactions, the Fund will not accrue interest on the purchased security until the actual settlement.  Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale.  When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale.  As a result, the exposure to the counterparty of the purchase or sale is increased.  Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Sub-Advisor feels such action is appropriate.  In such a case, the Fund could incur a short-term gain or loss.
Liquidity Impact of Margin and Segregation Requirements.  Although the Fund will segregate cash and liquid assets in an amount sufficient to cover its open obligations with respect to written options, futures contracts, swaps, and short sales, the segregated assets will be available to the Fund immediately upon closing out the positions, while settlement of securities transactions could take several days. However, because the Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the position remains open, the Fund's returns could be diminished due to the opportunity losses of foregoing other potential investments.
Illiquid Investments.  The Fund may invest up to 15% of net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued.  This restriction is not limited to the time of purchase.  Under the supervision of the Board of Trustees of the Trust (the "Board" or "Trustees"), the Sub-Advisor determines the liquidity of the Fund's investments, and through reports from the Sub-Advisor, the Trustees monitor investments in illiquid instruments.  In determining the liquidity of the Fund's investments, the Sub-Advisor may consider various factors including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; (iv) the nature of the security (including any demand or tender features); and (v) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment).  If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.  Investment in illiquid securities poses risks of potential delays in resale and uncertainty in valuation.  Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund may be unable to dispose of illiquid securities promptly or at reasonable prices.
Restricted Securities.  Within its limitation on investment in illiquid securities, the Fund may purchase restricted securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws, or in a registered public offering.  Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement.  If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.  Restricted securities that can be offered and sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933 and are determined to be liquid under guidelines adopted by and subject to the supervision of the Trustees are not subject to the limitations on illiquid securities.

Portfolio Turnover.  Portfolio turnover is a ratio that indicates how often the securities in a mutual fund's portfolio change during a year's time.  Higher numbers indicate a greater number of changes, and lower numbers indicate a smaller number of changes.  The Fund may sell portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or changing market conditions.  Since portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund.  High rates of portfolio turnover could lower performance of the Fund due to increased costs and may also result in the realization of capital gains.  If the Fund realizes capital gains when they sell portfolio investments, they must generally distribute those gains to shareholders, increasing their taxable distributions.  Under normal circumstances, the anticipated portfolio turnover rate for the Fund is expected to be less than 100%.
Lending of Portfolio Securities.  In order to generate additional income, the Fund may lend portfolio securities in an amount up to 33% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities which the Sub-Advisor has determined are creditworthy under guidelines established by the Board of Trustees.  In determining whether the Fund will lend securities, the Sub-Advisor will consider all relevant facts and circumstances.  The Fund may not lend securities to any company affiliated with the Sub-Advisor.  Each loan of securities will be collateralized by cash, securities, or equivalent collateral.  The Fund might experience a loss if the borrower defaults on the loan.
The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral.  While the loan is outstanding, the borrower will pay the Fund any interest paid on the loaned securities, and the Fund may invest the cash collateral to earn additional income.  Alternatively, the Fund may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral.  It is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan.  Voting rights for loaned securities will typically pass to the borrower, but the Fund will retain the right to call any security in anticipation of a vote that the Sub-Advisor deems material to the security on loan.  Loans are subject to termination at the option of the Fund or the borrower at any time.  The Fund may pay reasonable administrative and custodial fees in connection with a loan, and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker.  As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.
Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or fails financially.  This risk will be increased if a continuation of the current downturn in the economic conditions in the United States and around the world, particularly the recent failures of several major financial services firms, causes further declines in the securities markets and/or causes further financial instability in the borrowers or lending agents.  This risk is increased when the Fund's loans are concentrated with a single or limited number of borrowers.  There are no limits on the number of borrowers the Fund may use, and the Fund may lend securities to only one or a small group of borrowers.  Mutual funds participating in securities lending bear the risk of loss in connection with investments of the cash collateral received from the borrowers, which do not trigger additional collateral requirements from the borrower.
Borrowing.  The Fund may borrow money for investment purposes, which is a form of leveraging.  Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity.  Such borrowing may make the Fund's NAV more volatile than funds that do not borrow for investment purposes because leverage magnifies changes in the Fund's NAV and on the Fund's investments.  Although the principal of borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding.  Leverage also creates interest expenses for the Fund.  To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than it would be if leverage were not used.  Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced.  The use of derivatives in connection with leverage creates the potential for significant loss.  The Fund does not intend to use leverage in excess of 5% of total assets and will not make additional investments when outstanding borrowings exceed 5% of the Fund's total assets.  Any leveraging will comply with the applicable requirements of the Investment Company Act of 1940 and the guidance of no-action letters issued by the Securities and Exchange Commission, including Investment Company Act Release No. 10666 (Apr. 18, 1979), intended to minimize the use of leverage and the possibility that the Fund's liabilities will exceed the value of its assets.

The Fund may also borrow money to meet redemptions or for other emergency purposes.  Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest.  The Investment Company Act of 1940 requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings.  If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund will be required to reduce the amount of its borrowings within three days (not including Sundays and holidays), and may be required to dispose of some portfolio holdings in order to reduce the Fund's debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.  The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit.  Either of these requirements would increase the cost of borrowing over the stated interest rate.
INVESTMENT LIMITATIONS
The Fund has adopted the following investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund.  A "majority" for this purpose means the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented; or (ii) more than 50% of its outstanding shares.
As a matter of fundamental policy, the Fund may not:
(1)	Issue senior securities, except as permitted by the Investment Company Act of 1940;
(2)	Borrow money, except to the extent permitted under the Investment Company Act of 1940 (including, without limitation, borrowing to meet redemptions). For purposes of this investment restriction, the entry into swaps, options, forward contracts, futures contracts, swaps including those relating to indices, and options on futures contracts or indices shall not constitute borrowing;
(3)	Pledge, mortgage, or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin arrangements with respect to swaps, options, forward contracts, futures contracts, swaps, including those relating to indices, and options on futures contracts or indices;
(4)	Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws;
(5)	Purchase or sell real estate or direct interests in real estate; provided, however, that the Fund may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate (including, without limitation, investments in REITs, mortgage-backed securities, and privately-held real estate funds);
(6)	Invest in commodities, except that the Fund may purchase and sell securities of companies that invest in commodities, options, forward contracts, futures contracts, including those relating to indices and currencies, and options on futures contracts, indices or currencies;
(7)	Make investments for the purpose of exercising control or management over a portfolio company;
(8)	Make loans, provided that the Fund may lend its portfolio securities in an amount up to 33% of total Fund assets, and provided further that, for purposes of this restriction, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, and bankers' acceptances;

(9)	Concentrate its investments. Except for concentration in the energy secot, the Fund's concentration policy limits the aggregate value of holdings of a single industry or group of industries (except U.S. Government and cash items) to less than 25% of the Fund's total assets; or
(10)	With respect to 75% of its total assets, the Fund may not: (i) purchase 10% or more of the outstanding voting securities of any one issuer; or (ii) purchase securities of any issuer if, as a result, 5% or more of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to investments in (i) cash and cash items; (ii) securities of other registered investment companies; and (iii) obligations of the United States Government, its agencies, or instrumentalities.
Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The Investment Company Act of 1940 generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities ("Permitted Senior Securities"), such as certain borrowings, short sales, firm commitment agreements, and standby commitments, with appropriate earmarking or segregation of assets to cover such obligations.  The Fund's specific policies for segregation of assets are described in "Additional Information About Investment Policies" above.
The Fund is allowed to pledge, mortgage, or hypothecate assets up to the amounts allowable under the Investment Company Act of 1940, which presently allows the Fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).
The Fund will not make additional investments in securities when outstanding borrowings exceed 5% of the Fund's total assets.
With respect to the fundamental investment restrictions above (other than those involving senior securities, securities lending and borrowings), if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase).
The Fund may invest up to 15% of net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued.  This restriction is not limited to the time of purchase.
PORTFOLIO TRANSACTIONS
Subject to the general supervision of the Trustees and oversight by the Advisor, the Sub-Advisor is responsible for, make decisions with respect to, and place orders for all purchases and sales of portfolio securities for the Fund.  The Advisor shall manage the Fund's portfolios in accordance with the terms of the Investment Advisory Agreement by and between the Advisor and the Trust on behalf of the Fund.  The Sub-Advisor serves pursuant to an Investment Sub-Advisory Agreement with the Advisor as approved by the Trustees.  These agreements are described in detail under "Management and Other Service Providers."  The Advisor and Sub-Advisor serve as investment advisors for a number of client accounts, including the Fund.  Investment decisions for the Fund are made independently from those for any other series of the Trust, if any, and for any other investment companies and accounts advised or managed by the Advisor or Sub-Advisor.
Brokerage Selection. The Fund has adopted, and the Trustees have approved, policies and procedures relating to the direction of mutual fund portfolio securities transactions to broker-dealers.  The Sub-Advisor may not give consideration to sales of shares of the Fund as a factor in selecting broker-dealers to execute portfolio securities transactions.  The Sub-Advisor may, however, place portfolio transactions with broker-dealers that promote or sell the Fund's shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of the broker's execution and not on its sales efforts.  In selecting brokers to be used in portfolio transactions, the general guiding principle is to obtain the best overall execution for each trade, which is a combination of price and execution.  With respect to execution, the Sub-Advisor considers a number of discretionary factors, including, without limitation, the actual handling of the order, the ability of the broker to settle the trade promptly and accurately, the financial standing of the broker, the ability of the broker to position stock to facilitate execution, past experience with similar trades, and other factors that may be unique to a particular order.  Recognizing the value of these discretionary factors, the Sub-Advisor may select brokers who charge a brokerage commission that is higher than the lowest commission that might otherwise be available for any given trade.

Under Section 28(e) of the Securities Exchange Act of 1934, as well as both the Investment Advisory Agreement and Investment Sub-Advisory Agreement, the Advisor and Sub-Advisor are authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker.  The research received by the Advisor and Sub-Advisor may include, without limitation: information on the United States and other world economies; information on specific industries, groups of securities, individual companies, and political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow the Advisor and Sub-Advisor to determine and track investment results; and trading systems that allow the Advisor and Sub-Advisor to interface electronically with brokerage firms, custodians, and other providers.  Research is received in the form of written reports, telephone contacts, personal meetings, research seminars, software programs, and access to computer databases.  In some instances, research products or services received by the Advisor and Sub-Advisor may also be used for functions that are not research related (i.e. not related to the making of investment decisions).  Where a research product or service has a mixed use, the Advisor and Sub-Advisor will make a reasonable allocation according to the use and will pay for the non-research function in cash using its own funds.
The research and investment information services described above make the views and information of individuals and research staffs of other securities firms available to the Advisor and Sub-Advisor for their analysis and consideration.  These services may be useful to the Advisor and Sub-Advisor in connection with advisory clients other than the Fund and not all such services may be useful to the Advisor and Sub-Advisor in connection with the Fund.  Although such information may be a useful supplement to the Sub-Advisor's own investment information in rendering services to the Fund, the value of such research and services is not expected to reduce materially the expenses of the Advisor and Sub-Advisor in the performance of its services under the Investment Advisory Agreement and Investment Sub-Advisory Agreement and will not reduce the management fees payable to the Sub-Advisor by the Fund.
The Fund may invest in securities traded in the over-the-counter market.  In these cases, the Fund may initiate trades through brokers on an agency basis and pay a commission in connection with the transaction.  The Fund may also effect these transactions by dealing directly with the dealers who make a market in the securities involved, in which case the costs of such transactions would involve dealer spreads rather than brokerage commissions.  With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with those other than a primary market maker.
Normally, any fixed income portfolio transactions will be principal transactions executed in over the counter markets and will be executed on a "net" basis, which may include a dealer mark up.  With respect to securities traded only in the over the counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.
The Fund may participate, if and when practicable, in bidding for the purchase of Fund securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group.  The Fund will engage in this practice, however, only when the Advisor and Sub-Advisor, in its sole discretion, believe such practice to be otherwise in the Fund's interest.
Aggregated Trades. While investment decisions for the Fund are made independently of the Advisor's or  Sub-Advisor's other client accounts, the other client accounts may invest in the same securities as the Fund.  To the extent permitted by law, the Advisor or  Sub-Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.  When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Advisor or Sub-Advisor believes to be equitable to the Fund and such other investment company or account.  In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

Portfolio Turnover.  The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period.  The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less.  Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment.  Portfolio turnover will not be a limiting factor in making Fund decisions, and the Fund may engage in short-term trading to achieve its investment objective.  High rates of portfolio turnover could lower performance of the Fund due to increased transaction costs and may also result in the realization of short-term capital gains taxed at ordinary income tax rates.
DESCRIPTION OF THE TRUST
The Trust, which is a statutory trust organized under Delaware law on August 3, 2010, is an open-end management investment company.  The Trust's Declaration of Trust ("Trust Instrument") authorizes the Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series.  The Trust currently consists of two series: the Fund and the Vertical Capital Defined Risk Fund, both managed by the Advisor.  Additional series and/or classes may be created from time to time.  The number of shares in the Trust shall be unlimited.  When issued for payment as described in the Fund's prospectus and this Statement of Additional Information, shares of the Fund will be fully paid and non-assessable and shall have no preemptive or conversion rights.  The Trust normally does not issue share certificates.
In the event of a liquidation or dissolution of the Trust or an individual series, such as the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series.  Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder.  If there are any assets, income, earnings, proceeds, funds, or payments, that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.
Shareholders of all of the series of the Trust, including the Fund, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular series or class.  The Trust has adopted a Rule 18f-3 Multi-class Plan for certain series that contain the general characteristics of and conditions under which such series may offer multiple classes of shares.  Rule 18f-2 under the Investment Company Act of 1940 provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter.  A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class.  Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series.  However, the rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.  Rights of shareholders can only be modified by a majority vote.
When used in the Prospectus or this Statement of Additional Information, a "majority" of shareholders means the vote of the lesser of (i) 67% of the shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Trust or the applicable series or class.

Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held.  Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees, and in this event, the holders of the remaining shares voting will not be able to elect any Trustees.
The Trustees will hold office indefinitely, except that: (i) any Trustee may resign or retire, and (ii) any Trustee may be removed: (a) any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (b) at any meeting of shareholders of the Trust by a vote of two-thirds of the outstanding shares of the Trust; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust.  In case a vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the Investment Company Act of 1940.  Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees, and the Trust does not expect to have an annual meeting of shareholders.
The Trust Instrument provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from a Trustee's bad faith, willful misfeasance, gross negligence, or reckless disregard of duties.  It also provides that all third parties shall look solely to the Trust's property for satisfaction of claims arising in connection with the affairs of the Trust.  With the exceptions stated, the Trust Instrument provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.
MANAGEMENT AND OTHER SERVICE PROVIDERS
The Trustees are responsible for the management and supervision of the Fund.  The Trustees approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; review performance of the Advisor, the Sub-Advisor, and the Fund; and oversee activities of the Fund.  This section of the Statement of Additional Information provides information about the persons who serve as Trustees and officers to the Trust and Fund, respectively, as well as the entities that provide services to the Fund.
Trustees and Officers.  Following are the Trustees and officers of the Trust, their age and address, their present position with the Trust or the Fund, and their principal occupation during the past five years.  Those Trustees who are "interested persons" (as defined in the Investment Company Act of 1940) by virtue of their affiliation with the Trust, the Advisor, or the Sub-Advisor are indicated in the table.  The address of each Trustee and officer of the Trust, unless otherwise indicated, is 116 South Franklin Street, Rocky Mount, North Carolina 27804.
Name, Age and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Theo H. Pitt, Jr. Age: 78	Independent Trustee	Since 9/10	Senior Partner, Community Financial Institutions Consulting (financial consulting) since 1999; Partner, Pikar Properties (real estate) since 2001.	2
Independent Trustee of World Funds Trust for its twelve series, Gardner Lewis Investment Trust for its two series, Starboard Investment Trust for its twenty-eight series and Hillman Capital Management Investment Trust for its one series (all registered investment companies).

Name, Age and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Other Officers
A. Bayard Closer Age: 54 20 Pacifica Suite 190 Irvine, CA 92618	President	Since 1/14
President of Vertical Capital Markets Group, LLC (broker-dealer holding company) since 2010; President and Managing Member of Vertical Capital Asset Management, LLC (advisor to the Vertical Capital Funds) since 2011; Principle Office of Vertical Capital Securities since 2011; President & Chairman of Vertical Capital Income Fund since 2011; Managing Member of Vertical Recovery Management, LLC since 2014. Previously, President to MAC Adventures, Inc. from 2009 until 2011.
				n/a	n/a
Gustavo Altuzarra Age: 57 20 Pacifica Suite 190 Irvine, CA 92618	Treasurer	Since 1/14
Chief Executive Officer of Vertical Fund Group, Inc. (fund management) since 2007; Managing Member of Vertical Recovery Management, LLC (asset management) since 2008; Managing Member of Vertical Capital Asset Management, LLC (advisor of the Vertical Capital Funds) since 2011; Managing Member of Vertical Capital Markets Group, LLC (broker-dealer holding company) since 2008; Chief Investment Officer and Treasurer of Vertical Capital Income Fund, LLC since 2011; Managing Member of Vertical Capital Securities, LLC since 2009; President of LCMC USA since 1997.
				n/a	n/a
Katherine M. Honey Age: 41	Secretary	Since 10/13	EVP of The Nottingham Company since 2008.	n/a	n/a
Ashley E. Harris Age: 31	Assistant Treasurer of the Trust	Since 1/14	Fund Accounting Manager and Financial Reporting, The Nottingham Company since 2008.	n/a	n/a

Name, Age and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
John Canning Age: 43	Chief Compliance Officer	Since 8/14	Managing Director, Cipperman Compliance Services, LLC (2011-present). Formerly, Director of Mutual Fund Administration of Nationwide Fund Group (2008-2011).	n/a	n/a

The Board met four times during the twelve-month period ended November 30, 2014.  Each Trustee attended all of the Board meetings.
Board Structure.  The Trust's Board of Trustees includes Mr. Pitt, the Independent Trustee.  The Board has established several standing committees: the Audit Committee, Nominating Committee, Proxy Voting Committee, Governance Committee, and Qualified Legal Compliance Committee.  These standing committees are comprised entirely of the Independent Trustee.  Other information about these standing committees is set forth below.  The Board has determined that the Board's structure is appropriate given the characteristics, size, and operations of the Trust.  The Board also believes that its leadership structure, including its committees, helps facilitate effective oversight of Trust management.  The Board reviews its structure annually.
With respect to risk oversight, the Board considers risk management issues as part of its general oversight responsibilities throughout the year.  The Board holds four regular board meetings each year during which the Board receives risk management reports and/or assessments from Trust management, the Fund's advisor and sub-advisor, administrator, transfer agent, and distributor, and receives an annual report from the Trust's Chief Compliance Officer ("CCO").  The Audit Committee also meets with the Trust's independent registered public accounting firm on an annual basis, to discuss among other things, the internal control structure of the Trust's financial reporting function.  When appropriate, the Board may hold special meeting or communicate directly with Trust management, the CCO, the Trust's third party service providers, legal counsel, or independent public accountants to address matters arising between regular board meeting or needing special attention.  In addition, the Board has adopted policies and procedures for the Trust to help detect and prevent and, if necessary, correct violations of federal securities laws
Qualification of Trustees.  The Board has considered each Trustee's experience, qualifications, attributes and skills in light of the Board's function and the Trust's business and structure, and has determined that each Trustee possesses experience, qualifications, attributes, and skills that enable the Trustee to be an effective member of the Board.
Mr. Pitt has experience as an investor, including his role as trustee of several other investment companies and business experience as Senior Partner of a financial consulting company, as a Partner of a real estate partnership and as an Account Administrator for a money management firm.
The Board has determined that each of the Trustees' careers and background, combined with their interpersonal skills and general understanding of financial and other matters, enable the Trustees to effectively participate in and contribute to the Board's functions and oversight of the Trust.
Trustee Standing Committees.  The Trustees have established the following standing committees:
Audit Committee.  The Independent Trustee sits on the Audit Committee.  The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund's financial statements, and interacts with the Fund's independent auditors on behalf of all the Trustees.  The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary.  As the Funds are newly formed, the Audit Committee did not meet during the twelve-month period ended November 30, 2014.
Governance Committee. The Independent Trustee sits on the Governance Committee.  The Governance Committee assists the Board of Trustees in adopting fund governance practices and meeting certain fund governance standards.  The Governance Committee operates pursuant to a Governance Committee Charter and normally meets annually, but may also meet as often as necessary to carry out its purpose.  The Governance Committee met once during the twelve-month period ended November 30, 2014.

Nominating Committee.  The Independent Trustee sits on the Nominating Committee.  The Nominating Committee nominates, selects, and appoints independent trustees to fill vacancies on the Board of Trustees and to stand for election at meetings of the shareholders of the Trust.  The Nominating Committee meets only as necessary.  The Nominating Committee generally will not consider nominees recommended by shareholders of the Trust.  The Nominating Committee did not meet during the twelve-month period ended November 30, 2014.
Proxy Voting Committee.  The Independent Trustee sits on the Proxy Voting Committee.  The Proxy Voting Committee will determine how the Fund should vote, if called upon by the Board or the Sub-Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the Fund's shareholders, on the one hand, and those of the Fund's Sub-Advisor, principal underwriter, or an affiliated person of the Fund, its investment advisor, investment sub-advisor, or principal underwriter, on the other hand.  The Proxy Voting Committee will also review the Trust's Proxy Voting Policy and recommend any changes to the Board as it deems necessary or advisable.  The Proxy Voting Committee will also decide if the Fund should participate in a class action settlement, if called upon by the Sub-Advisor, in cases where a class action settlement with respect to which the Fund is eligible to participate presents a conflict between the interests of the Fund's shareholders, on the one hand, and those of the Sub-Advisor, on the other hand.  The Proxy Voting Committee meets only as necessary and did not meet during the twelve-month period ended November 30, 2014.
Qualified Legal Compliance Committee.  The Independent Trustee sits on the Qualified Legal Compliance Committee.  The Qualified Legal Compliance Committee receives, investigates, and makes recommendations as to appropriate remedial action in connection with any report of evidence of a material violation of securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, Trustees, or agents.  The Qualified Legal Compliance Committee meets only as necessary and did not meet during the twelve-month period ended November 30, 2014.
Beneficial Equity Ownership Information.  The table below shows for the Trustee, the amount of Fund equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund complex, as of valuation date of December 31, 2014 and stated as one of the following ranges:  A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.
Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Trustee In Family of Investment Companies*
Theo H. Pitt, Jr.	A	A
* Includes all the funds of the Trust managed by the Advisor.
Ownership of Securities of Advisor, Distributor, or Related Entities.  As of December 31, 2014, the Independent Trustee and/or his immediate family members did not own securities of the Advisor, Sub-Advisor, Distributor, or any entity controlling, controlled by, or under common control with the Advisor, Sub-Advisor, or Distributor.
Compensation.  Officers of the Trust and Trustees who are interested persons of the Trust, the Advisor or the Sub-Advisor will receive no salary or fees from the Trust.  The Independent Trustee receives $2,000 per Fund each year.  The Trust reimburses each Trustee and officers of the Trust for his or her travel and other expenses relating to attendance at such meetings.  Because the Fund has not been in operation for a full year, the following table presents the estimated compensation for the Trustee for the first full fiscal year.

Name of Trustee	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Trustees*
Theo H. Pitt, Jr.	$4,000	None	None	$4,000
*Each of the Trustees serves as a Trustee to all series of the Trust.
Codes of Ethics.  The Trust, the Advisor and the Sub-Advisor each have adopted a code of ethics, as required under Rule 17j-1 of the Investment Company Act of 1940, which is designed to prevent affiliated persons of the Trust the Advisor and the Sub-Advisor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which securities may also be held by persons subject to each such code of ethics).  There can be no assurance that the codes will be effective in preventing such activities.  The codes permit employees and officers of the Trust the Advisor and the Sub-Advisor to invest in securities, subject to certain restrictions and pre-approval requirements.  In addition, the Advisor's and the Sub-Advisor's codes require that portfolio managers and other investment personnel report their personal securities transactions and holdings, which are reviewed for compliance with the respective code of ethics.
Anti-Money Laundering Program.  The Trust has adopted an anti-money laundering program, as required by applicable law, which is designed to prevent the Fund from being used for money laundering or the financing of terrorist activities.  The Trust's Chief Compliance Officer is responsible for implementing and monitoring the operations and internal controls of the program.  Compliance officers at certain of the Fund's service providers are also responsible for monitoring the program.  The anti-money laundering program is subject to the continuing oversight of the Trustees.
Proxy Voting Policies.  The Trust has adopted a proxy voting and disclosure policy that delegates to the Sub-Advisor the authority to vote proxies for the Fund, subject to oversight by the Trustees.  Copies of the Trust's Proxy Voting and Disclosure Policy and the Advisor's Proxy Voting Policy and Procedures are included as Appendix B to this Statement of Additional Information.  No later than August 31st of each year, the Fund will file Form N-PX stating how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th.  Information regarding how the Fund voted proxies as set forth in its most recent filing of Form N-PX will be available (i) without charge, upon request, by calling the Fund at 1-855-609-VCAM (8226); and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.
Principal Holders of Voting Securities.  As of November 30, 2014, the Trustees and officers of the Trust as a group owned beneficially (i.e., had direct or indirect voting and/or investment power) less than 1% of the then outstanding shares of the Fund. On that same date, the following shareholders owned of record more than 5% of the outstanding shares of the Fund.  Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of the Fund as of February 28, 2015.
Institutional Class
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
Peyback Foundation 3995 S Colorado Blvd Cherry Hills Vlg, CO 80113	45,019.546 Shares	8.17%
Natl Assoc of College Stores 500 E Lorain St Oberlin, OH 44074	28,401.567 Shares	5.15%

Advisor Class
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
Charles Schwab & Co, Inc 211 Main Street San Francisco, CA 94105	7,872.241 Shares	100%*
*Deemed a "control person" of the Fund as defined by applicable regulations of the Securities and Exchange Commission.  Such control may affect the voting rights of other shareholders.  For example, persons exercising control will have more ability to influence the outcome of matters submitted to shareholders to be voted upon.
Investment Advisor.  Information about Vertical Capital Asset Management, LLC and its duties and compensation as Advisor is contained in the Fund's prospectus.  The Adviser is jointly controlled by Gus Altuzarra and Christopher Chase, each of whom own 50% of the Adviser's interests. The Advisor supervises the Fund's investments pursuant to the Investment Advisory Agreement.  The Investment Advisory Agreement is effective for an initial two-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons of any such party.  The Investment Advisory Agreement is terminable without penalty by the Trust on 60 calendar days' written notice by the Trustees or by vote of a majority of the outstanding voting securities or upon 60 calendar days' written notice by the Advisor.  The Investment Advisory Agreement provides that it will terminate automatically in the event of its "assignment," as such term is defined in the Investment Company Act of 1940.
The Advisor manages the Fund's investments in accordance with the stated policies of the Fund, subject to the approval of the Trustees.  The Advisor is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Trustees to execute purchases and sales of securities.
Under the Investment Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties; or from its reckless disregard of its duties and obligations under the Investment Advisory Agreement.

The Advisor will receive a monthly management fee equal to an annual rate of 1.00% of the Fund's net assets.
Investment Sub-Advisor.  Information about MAI Capital Management, LLC and its duties and compensation as Sub-Advisor is contained in the Fund's prospectus.  The Sub-Advisor assists the Advisor in supervising the Fund's investments pursuant to the Investment Sub-Advisory Agreement.  The Investment Sub-Advisory Agreement is effective for an initial two-year period and will be renewed for a period of one year only so long as such renewal and continuance is specifically approved at least annually by the Trustees, provided the continuance is also approved by a majority of the Trustees who are neither parties to the Investment Sub-Advisory Agreement nor interested persons of any such party, or by vote of a majority of the Fund's outstanding voting securities.  The Investment Sub-Advisory Agreement is terminable without penalty on 60-days' notice by the Trustees, by the Advisor or Sub-Advisor, or by vote of a majority of the outstanding voting securities of the Fund.  The Sub-Advisory Agreement provides that it will terminate automatically in the event of its "assignment," as such term is defined in the Investment Company Act of 1940.
Under the Investment Sub-Advisory Agreement, the Sub-Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Investment Sub-Advisory Agreement, except: a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Sub-Advisor in the performance of its duties; or a loss resulting from the Sub-Advisor's reckless disregard of its duties and obligations under the Agreement.
For its sub-advisory services to the Fund, the Sub-Advisor receives from the Advisor compensation based on the Fund's average daily net assets at a maximum rate of 0.50%.  The fee may be less than the maximum under circumstances agreed upon by the Advisor and Sub-Advisor, based upon factors such as the Fund being in expense reimbursement status, shareholder retention, and new shareholder asset growth.  The Fund does not pay a direct fee to the Sub-Advisor.
Portfolio Managers.  The Fund's portfolios will be managed on a day-to-day basis by Co-Portfolio Managers Jason Putnam, Michael R. Wagner, John Zaller, and Gerald H. Gray.
Compensation.  The portfolio manager's compensation varies with the general success of the Advisor as a firm.  The portfolio manager's compensation is based on net revenue after all firm expenses and profit sharing.  The portfolio manager's compensation is not directly linked to the Fund's performance, although positive performance and growth in managed assets are factors that may contribute to the Advisor's distributable profits and assets under management.
Ownership of Fund Shares.  The table below shows the amount of the Fund's equity securities beneficially owned by each portfolio manager as of February 28, 2015 and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.
Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Jason Putnam	A
Michael R. Wagner	A
John Zaller	A
Gerald H. Gray	A
Other Accounts.  In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts.  The table below shows the number of, and total assets in, such other accounts as of February 28, 2015.
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
All Accounts
Jason Putnam	2	$112.6m	3	$105.3m	3	$260.3m
Michael R. Wagner	1	$7m	0	$0	275	$205.7m
John Zaller	1	$7m	0	$0	278	$563.9m
Gerald H. Gray	1	$7m	0	$0	425	$922.2m
Accounts with Performance-Based Advisory Fee
Jason Putnam	0	$0	0	$0	0	$0
Michael R. Wagner	0	$0	0	$0	0	$0
John Zaller	0	$0	0	$0	0	$0
Gerald H. Gray	0	$0	0	$0	0	$0

Conflicts of Interests.  The portfolio manager's management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other.  The other accounts consist of separately managed private clients ("Other Accounts").  The Other Accounts might have similar investment objectives as the Fund, be compared to the same index as the Fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund.
Knowledge of the Timing and Size of Fund Trades:  A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of the Fund.  The portfolio manager knows the size and timing of trades for the Fund and the Other Accounts, and may be able to predict the market impact of Fund trades.  It is theoretically possible that the portfolio manager could use this information to the advantage of Other Accounts it manages and to the possible detriment of the Fund, or vice versa.
Investment Opportunities:  The Advisor and the Sub-Advisor provide investment supervisory services for a number of investment products that have varying investment guidelines.  The portfolio manager works across different investment products.  Differences in the compensation structures of the Advisor's and the Sub-Advisor's investment products may give rise to a conflict of interest by creating an incentive for the Advisor or the Sub-Advisor to allocate the investment opportunities it believes might be the most profitable to the client accounts where it might benefit the most from the investment gains.
Administrator.  The Trust has entered into a Fund Accounting and Administration Agreement with The Nottingham Company ("Administrator"), 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069. The Administrator performs the following services for the Fund: (i) procures on behalf of the Trust, and coordinates with the custodian and monitors the services it provides to the Fund; (ii) coordinates with and monitors any other third parties furnishing services to the Fund; (iii) provides the Fund with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions for the Fund; (iv) assists or supervises the maintenance by third parties of such books and records of the Fund as may be required by applicable federal or state law; (v) assists in the preparation of all federal, state, and local tax returns and reports of the Fund required by applicable law; (vi) assists in the preparation of and, after approval by the Trust, files and arranges for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law; (vii) assists in the preparation of and, after approval by the Trust, arranges for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law; (viii) reviews and submits to the officers of the Trust for their approval invoices or other requests for payment of Fund expenses and instructs the Custodian to issue checks in payment thereof; and (ix) takes such other action with respect to the Fund as may be necessary in the opinion of the Administrator to perform its duties under the agreement. The Administrator will also provide certain accounting and pricing services for the Fund.
Compensation of the Administrator, which is based upon an administration fee on the average daily net assets of each Fund, is at the following annual rates: 0.100% of the Fund's first $100 million, 0.080% on the next $150 million, 0.060% on the next $250 million, and 0.050% on the next $500 million, and 0.040% on average daily net assets over $1 billion, with a monthly minimum general administration fee of $2,000.  The Administrator currently receives a monthly fund accounting fee of $2,250 per Fund for accounting and recordkeeping services with an additional fee of $750 per month for each additional class of shares plus an asset-based fee of 0.01% of the net assets of each Fund. The Administrator also charges the Fund for certain costs involved with the daily valuation of investment securities and is reimbursed for out‑of‑pocket expenses.
The Administrator's responsibilities include the following services for the Fund: (i) procures on behalf of the Trust, and coordinates with, the custodian and monitors the services it provides to the Fund; (ii) coordinates with and monitors any other third parties furnishing services to the Fund; (iii) provides the Fund with necessary office space, telephones, and other communications facilities and personnel competent to perform administrative and clerical functions for the Fund; (iv) assists or supervises the maintenance by third parties of such books and records of the Fund as may be required by applicable federal or state law; (v) assists or supervises the preparation by third parties of all federal, state, and local tax returns and reports of the Fund required by applicable law; (vi) assists in the preparation and, after approval by the Trust, files and arranges for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law; (vii) assists in the preparation of and, after approval by the Trust, arranges for the filing of such registration statements and other documents with the Securities and Exchange Commission and other federal and state regulatory authorities as may be required by applicable law; (viii) reviews and submits to the officers of the Trust for their approval invoices or other requests for payment of Fund expenses and instructs the custodian to issue checks in payment thereof; and (ix) takes such other action with respect to the Fund as may be necessary in the opinion of the Administrator to perform its duties under the agreement.  The Administrator will also provide certain accounting and pricing services for the Fund.

Transfer Agent.  The Trust has entered into a Dividend Disbursing and Transfer Agent Agreement with Nottingham Shareholder Services, LLC ("Transfer Agent"), a North Carolina limited liability company, to serve as transfer, dividend paying, and shareholder servicing agent for the Fund.  For its services, the Transfer Agent is entitled to receive compensation from the Administrator pursuant to the Administrator's fee arrangements with the Fund.  The address of the Transfer Agent is 116 South Franklin Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.
Distributor.  The Fund will conduct a continuous offering of their securities.  Capital Investment Group, Inc. ("Distributor"), Post Office Box 32249, Raleigh, North Carolina 27622, acts as the underwriter and distributor of the Fund's shares for the purpose of facilitating the registration of shares of the Fund under state securities laws and assisting in sales of Fund shares pursuant to a distribution agreement ("Distribution Agreement") approved by the Trustees.  In this regard, the Distributor has agreed at its own expense to qualify as a broker‑dealer under all applicable federal or state laws in those states that the Fund shall from time to time identify to the Distributor as states in which the Fund wishes to offer its shares for sale, in order that state registrations may be maintained for the Fund.  The Distributor is a broker‑dealer registered with the Securities and Exchange Commission and a member in good standing of the Financial Industry Regulatory Authority.  The Distributor is entitled to receive an annual fee of $5,000 per Fund for performing certain recordkeeping, communication, and other administrative services for the Fund.  Such administrative services shall include, but are not limited to, the following: (i) maintaining records with respect to submissions to the Financial Industry Regulatory Authority, dealer discounts and brokerage fees and commissions, and selling agreements; (ii) maintaining an account with the National Securities Clearing Corporation's Fund/SERV System for the purpose of processing account registrations, maintaining accounts, and communicating transaction data; (iii) preparing reports for the Board of Trustees as shall be reasonably requested from time to time; and (iv) performing other services for the Trust as agreed to by the Distributor and the Trust from time to time.  The Distributor and Trust agree that the services described above are of an administrative nature and such services, as well as the fee provided in connection therewith, are not, nor are they intended to be, payment for marketing and/or distribution services related to, or the promotion of, the sale of the Fund's shares.  The Distribution Agreement may be terminated by either party upon 60-days' prior written notice to the other party and will terminate automatically in the event of its assignment.  The Distributor serves as exclusive agent for the distribution of the shares of the Fund.
Rule 12b-1 Plan.  The Trust has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 under the Investment Company Act of 1940 for the Fund (the "Plan").  Pursuant to the Plan, the Fund is authorized to pay the Distributor a fee at an annual rate of 0.25% of the Fund's average daily net assets for Retail Class shares as compensation for the Distributor's account maintenance services and as compensation for the Distributor's sales of the Fund.  Such fees are to be paid by the Fund monthly, or at such other intervals, as the Board shall determine. Such fees shall be based upon the average daily net assets of the Fund's shares during the preceding month, and shall be calculated and accrued daily. The Fund may pay fees to the Distributor at a lesser rate, as agreed upon by the Board of Trustees of the Trust and the Distributor.
The Plan authorizes payments to the Distributor as compensation for providing account maintenance services to Fund shareholders, including arranging for certain securities dealers or brokers, administrators and others ("Recipients") to provide these services and paying compensation for these services.  The Fund charges a Rule 12b-1 fee at the annual rate of 0.25% of average daily net assets for Retail Class Shares.  The Plan compensates the Distributor regardless of its expenses.  The Distributor or other entities also receive the proceeds and contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan.
The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of Fund shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Fund; assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and in processing purchase and redemption transactions; making the Fund's investment plan and shareholder services available; and providing such other information and services to investors in shares of the Fund as the Distributor or the Trust, on behalf of the Fund, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to the Fund.

The Distributor is required to provide a written report, at least quarterly to the Board of Trustees of the Trust, specifying in reasonable detail the amounts expended pursuant to the Plan and the purposes for which such expenditures were made.  Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.
The initial term of the Plan is one year and will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board of Trustees of the Trust and a majority of the Trustees who are not "interested persons" of the Trust and do not have a direct or indirect financial interest in the Plan ("Rule 12b-1 Trustees") by votes cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be terminated at any time by the Trust or the Fund by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting shares of the Fund.
The Plan may not be amended to increase materially the amount of the Distributor's compensation to be paid by the Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940). All material amendments must be approved by a majority of the Board of Trustees of the Trust and a majority of the Rule 12b- 1 Trustees by votes cast in person at a meeting called for the purpose of voting on the Plan. During the term of the Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.
Any agreement related to the Plan will be in writing and provide that: (a) it may be terminated by the Trust or the Fund at any time upon sixty days' written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or Fund; (b) it will automatically terminate in the event of its assignment (as defined in the Investment Company Act of 1940); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement..
Custodian.  UMB Bank, n.a., with its principal place of business located in Kansas City, Missouri, serves as custodian for the Fund's assets.  The custodian acts as the depository for the Fund, safe keeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request, and maintains records in connection with its duties as custodian.  For its services, the custodian is entitled to receive a monthly fee from the Administrator based on the average net assets of the Fund plus additional out-of-pocket and transaction expenses as incurred by the Fund.  The Custodian's compensation is subject to a minimum annual amount of $5,000 for the Fund.
Compliance Services Administrator.  The Trust has entered into a compliance services arrangement with Cipperman Compliance Services, LLC, located at 500 E. Swedesford Road, Suite 104, Wayne, PA 19087, in which Nottingham Compliance Services, an affiliate of the Administrator, will assist the Trust's Chief Compliance Officer in preparing and updating the Trust's compliance manual and in monitoring and testing compliance with the policies and procedures under the Trust's compliance manual.  Fees paid to Nottingham Compliance Services for these compliance services are paid by the Administrator.
Independent Registered Public Accounting Firm.  The Trustees have selected the firm of Cohen Fund Audit Services, LTD. to serve as the independent registered public accounting firm for the Fund for the current fiscal year and to audit the annual financial statements of the Fund, and prepare the Fund's federal, state, and excise tax returns.  The independent registered public accounting firm will audit the financial statements of the Fund at least once each year.  Shareholders will receive annual audited and semi-annual (unaudited) reports when published and written confirmation of all transactions in their account.  A copy of the most recent annual report will accompany the Statement of Additional Information whenever a shareholder or a prospective investor requests it.

Legal Counsel.  Baker, Donelson, Bearman, Caldwell & Berkowitz, PC serves as legal counsel to the Trust and the Fund.
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
Reference is made to "Purchasing Shares" and "Redeeming Shares" in the Fund's prospectus for more information concerning how to purchase and redeem shares.  The following information supplements the information regarding share purchases and share redemptions in the Fund's prospectus:
Purchases.  Shares of the Fund are offered and sold on a continuous basis and may be purchased through authorized investment dealers or directly by contacting the Distributor, or the Fund directly.  Selling dealers have the responsibility of transmitting orders promptly to the Fund.  The purchase price of shares of the Fund is based on the net asset value next determined after the order is received, subject to the order being received by the Fund in good form.  Net asset value is normally determined at the time regular trading closes on the NYSE on days the NYSE is open for regular trading, as described under "Net Asset Value."  The net asset value per share of the Fund is not calculated on business holidays when the NYSE is closed.  An order received prior to the time regular trading closes on the NYSE will be executed at the price calculated on the date of receipt and an order received after the time regular trading closes on the NYSE will be executed at the price calculated as of that time on the next business day.
The Fund reserves the right in its sole discretion to (i) suspend the offering of its shares; (ii) reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders; and (iii) reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.
Redemptions.  The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the NYSE is closed for other than customary weekend and holiday closings, or that trading on the NYSE is restricted as determined by the Securities and Exchange Commission; (ii) during any period when an emergency exists as defined by the rules of the Securities and Exchange Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to determine fairly the value of its assets; and (iii) for such other periods as the Securities and Exchange Commission may permit.  The Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.  Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Fund.  No charge is made by the Fund for redemptions other than the possible charge for wiring redemption proceeds.
Involuntary Redemptions.  In addition to the situations described in the Fund's prospectus under "Redeeming Fund Shares," the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Fund's prospectus from time to time or to close a shareholder's account if the Fund is unable to verify the shareholder's identity.
Other Information.  If an investor realizes a gain on the redemption, the reinvestment will not affect the amount of any federal capital gains tax payable on the gain.  If an investor realizes a loss on the redemption, the reinvestment may cause some or all of the loss to be disallowed as a tax deduction, depending on the number of shares purchased by reinvestment and the period of time that has elapsed after the redemption, although for tax purposes, the amount disallowed is added to the cost of the shares acquired upon the reinvestment.

SPECIAL SHAREHOLDER SERVICES
The Fund offers the following special shareholder services:
Regular Account.  The regular account allows for voluntary investments to be made at any time.  Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans, and others, investors are free to make additions to or withdrawals from their account.  When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions.  Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date, along with a summary of the status of the account as of the transaction date.  As stated in the Fund's prospectus, share certificates are normally not issued.
Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account.  With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the 21st day of the month.  The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.
Systematic Withdrawal Plan.  Shareholders may establish a systematic withdrawal plan ("Systematic Withdrawal Plan").  A shareholder may receive monthly or quarterly payments, in amounts of not less than $250 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly) in order to make the payments requested.  The Fund has the capability of electronically depositing the proceeds of the systematic withdrawal directly to the shareholders personal bank account ($5,000 minimum per bank wire).  Instructions for establishing this service are included in the Fund Shares Application or are available by calling the Fund.  If the shareholder prefers to receive his systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within seven days of the valuation date.  If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Redeeming Shares – Signature Guarantees" in the Fund's prospectus).  A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles, and required number of signatures authorized to act on its behalf.  The application must be signed by a duly authorized officer and the corporate seal affixed.  No redemption fees are charged to shareholders under this plan.  Costs in conjunction with the administration of the plan are borne by the Fund.  Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses.  The Systematic Withdrawal Plan may be terminated at any time by the Fund upon 60-days' written notice or by a shareholder upon written notice to the Fund.  Applications and further details may be obtained by calling the Fund at 1-855-609-VCAM (8226) or by writing to:
Vertical Capital MLP & Energy Infrastructure Fund
c/o Nottingham Shareholder Services
116 South Franklin Street
Post Office Box 4365
 Rocky Mount, NC 27803-0365
Purchases In Kind.  The Fund may accept securities in lieu of payment for the purchase of shares in the Fund.  The acceptance of such securities is at the sole discretion of the Advisor and the Sub-Advisor based upon the suitability of the securities accepted for inclusion as a long-term investment of the Fund, the marketability of such securities, and other factors that the Advisor and the Sub-Advisor may deem appropriate.  If accepted, the securities will be valued using the same criteria and methods as described in "Purchase and Redemption Price – Determining the Fund's Net Asset Value" in the Fund's prospectus.

Redemptions In-Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind.  It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash.  In such case the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund.  Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share.  Shareholders receiving them would incur brokerage costs when these securities are sold.  An irrevocable election has been filed under Rule 18f‑1 of the Investment Company Act of 1940, wherein the Fund committed to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.
Transfer of Registration.  To transfer shares to another owner, send a written request to the Fund at the address shown above.  Your request should include the following:  (i) the Fund name and existing account registration; (ii) signatures of the registered owners exactly as the signature appear on the account registration; (iii) the new account registration, address, social security or taxpayer identification number, and how dividends and capital gains are to be distributed; (iv) signature guarantees (See the Fund's prospectus under the heading "Signature Guarantees"); and (v) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc.  If you have any questions about transferring shares, call or write the Fund.
Employees and Affiliates of the Fund.  The Fund has adopted initial investment minimums for the purpose of reducing the cost to the Fund (and consequently to the shareholders) of communicating with and servicing its shareholders.  At the discretion of the Advisor, the Fund may allow investments in the Fund with a reduced minimum initial investment from its Trustees, officers, and employees; the Advisor, the Sub-Advisor and certain parties related thereto; including clients of the Advisor or the Sub-Advisor or any sponsor, officer, committee member thereof, or the immediate family of any of them.  In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if they consent in writing to sharing a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy), and other Fund literature.
Dealers.  The Distributor, at its expense, may provide additional compensation in addition to dealer discounts and brokerage commissions to dealers in connection with sales of shares of the Fund.  Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund, and/or other dealer-sponsored special events.  In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares.  Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature.  Dealers may not use sales of the Fund shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or the Financial Industries Regulatory Authority or any other self-regulatory agency.  None of the aforementioned compensation is paid directly by the Fund or its shareholders although the Distributor may use a portion of the payment it receives under the Plan to pay these expenses.
NET ASSET VALUE
The net asset value and net asset value per share of the Fund normally is determined at the time regular trading closes on the NYSE (currently 4:00 p.m., New York time, Monday through Friday, provided that certain options and futures contracts trade until 4:15 p.m. Eastern Time).  The Fund's net asset value is not calculated on business holidays when the NYSE is closed.  The NYSE generally recognizes the following holidays:  New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.  Any other holiday recognized by the NYSE will be deemed a business holiday on which the net asset value of the Fund will not be calculated.
The net asset value per share of the Fund is calculated by adding the value of the Fund's securities and other assets belonging to the Fund, subtracting the liabilities charged to the Fund, and dividing the result by the number of outstanding shares.  "Assets belonging to" the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular series of shares.  Assets belonging to the Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative net asset values of all of the Trust's series at the time of allocation or in accordance with other allocation methods approved by the Trustees.  Subject to the provisions of the Trust Instrument determinations by the Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Fund are conclusive.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees.  Values are determined according to accepted accounting practices and all laws and regulations that apply.  Using methods approved by the Trustees, the assets of each Fund are valued as follows:
•
Securities that are listed on a securities exchange are valued at the last quoted sales price at the time the valuation is made.  Price information on listed securities is taken from the exchange where the security is primarily traded by the Fund.

•	Securities that are listed on an exchange and which are not traded on the valuation date are valued at the bid price.
•	Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price.
•	Temporary cash investments with maturities of 60 days or less will be valued at amortized cost, which approximates market value.
•
Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Trustees.  Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

ADDITIONAL TAX INFORMATION
The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's prospectus.  No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders or any particular category of shareholders.  The discussions here and in the Fund's prospectus are not intended as a substitute for careful tax planning and are based on United States federal income tax laws that are in effect on the date hereof and which may be changed by legislative, judicial, or administrative action.  In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status such as a financial institution, REIT, insurance company, regulated investment company, individual retirement account, other tax-exempt entity, dealer in securities or non-U.S. investor.  Furthermore, this discussion does not reflect possible application of the alternative minimum tax.  Unless otherwise noted, this discussion assumes the common shares are held by U.S. persons and that such shares are held as capital assets.  Investors are advised to consult their tax advisors with specific reference to their own tax situations.
The Fund, and any other series of the Trust, will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended ("Code"), and intends to qualify or remain qualified as a regulated investment company under Subchapter M of the Code.  In order to so qualify, the Fund must elect to be a regulated investment company or have made such an election for a previous year and must satisfy certain requirements relating to the amount of distributions and source of its income for a taxable year.  At least 90% of the gross income of the Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities, or foreign currencies, and other income derived with respect to the Fund's business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership.  Any income derived by the Fund from a partnership (other than a qualified publicly traded partnership) or trust is treated as derived with respect to the Fund's business of investing in stock, securities, or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year.  In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies, and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the Fund or more than 10% of the outstanding voting securities of such issuer.  In addition, not more than 25% of the value of the Fund's total assets may be invested in (i) the securities (other than government securities or the securities of other regulated investment companies) of any one issuer; (ii) the securities of two or more issuers (other than securities of another regulated investment company) if the issuers are controlled by the Fund and they are, pursuant to Internal Revenue Service Regulations, engaged in the same or similar or related trades or businesses; or (iii) the securities of one or more publicly traded partnerships.  The Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.
The 2003 Jobs and Growth Tax Relief Reconciliation Act reduced the federal tax rate on most dividends paid by U.S. corporations to individuals after December 31, 2002.  Through December 31, 2012, these qualifying corporate dividends are taxable at long-term capital gains tax rates.  Some, but not all, of the dividends paid by the Fund may be taxable at the reduced long-term capital gains tax rate for individual shareholders.  If the Fund designates a dividend as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate, provided certain holding period requirements are met.
Taxable dividends paid by the Fund to corporate shareholders will be taxed at corporate income tax rates.  Corporate shareholders may be entitled to a dividends received deduction ("DRD") for a portion of the dividends paid and designated by the Fund as qualifying for the DRD.
If the Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares or whether they received in cash or reinvested in additional shares.  All taxable dividends paid by the Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares.  To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.
Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from their account.
The Fund, and any other series of the Trust, will designate (i) any dividend of qualified dividend income as qualified dividend income; (ii) any distribution of long-term capital gains as a capital gain dividend; and (iii) any dividend eligible for the corporate DRD as such in a written notice mailed to shareholders within 60 days after the close of the Fund's taxable year.  Shareholders should note that, upon the sale or exchange of Fund shares, if such shares have not been held for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.
To the extent that a distribution from the Fund is taxable, it is generally included in a shareholder's gross income for the taxable year in which the shareholder receives the distribution.  However, if the Fund declares a dividend in October, November, or December but pays it in January, it will be taxable to shareholders as if the dividend was received in the year it was declared.  Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.
A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses).  The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.
If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders) at the Fund level.  In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as qualified dividends to individual shareholders in taxable years beginning on or before December 31, 2012, to the extent of the Fund's current and accumulated earnings and profits, and would be eligible for the DRD for corporations, provided in each case that certain holding period and other requirements are met.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder's holding period for the Fund shares.  An exchange of shares may be treated as a sale and any gain may be subject to tax.
The Fund will be required in certain cases to withhold and remit to the U.S. Treasury a percentage equal to the fourth lowest tax rate for unmarried individuals (presently 28%) of taxable dividends or of gross proceeds realized upon sale paid to shareholders who (i) have failed to provide a correct taxpayer identification number in the manner required; (ii) are subject to back-up withholding by the Internal Revenue Service for failure to include properly on their return payments of taxable interest or dividends; or (iii) have failed to certify to the Fund that they are not subject to backup withholding when required to do so.  Back-up withholding is not an additional tax.  Any amounts withheld from payments to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the Internal Revenue Service.
Depending upon the extent of the Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.  In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.
Dividends paid by the Fund to non-U.S. shareholders may be subject to U.S. withholding tax at the rate of 30% unless reduced by treaty (and the shareholder files a valid Internal Revenue Service Form W-8BEN, or other applicable form, with the Fund certifying foreign status and treaty eligibility) or the non-U.S. shareholder files an Internal Revenue Service Form W-8ECI, or other applicable form, with the Fund certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder).  The Fund may elect not to withhold the applicable withholding tax on any distribution representing a capital gain dividend to a non-U.S. shareholder.  Special rules may apply to non-U.S. shareholders with respect to the information reporting requirements and withholding taxes and non-U.S. shareholders should consult their tax advisors with respect to the application of such reporting requirements and withholding taxes.
The Fund will send shareholders information each year on the tax status of dividends and distributions.  A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation.  Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or Fund shares and no matter how long the shareholder has held Fund shares, even if they reduce the net asset value of shares below the shareholder's cost and thus, in effect, result in a return of a part of the shareholder's investment.
DISCLOSURE OF PORTFOLIO HOLDINGS
The Trustees have adopted a policy that governs the disclosure of portfolio holdings.  This policy is intended to ensure that such disclosure is in the best interests of the shareholders of the Fund and to address possible conflicts of interest.  Under the Fund's policy, the Fund generally will not disclose portfolio holdings to a third party unless such information is made available to the public.  The policy provides that the Fund may disclose non-public portfolio holdings information as required by law and under other limited circumstances that are set forth in more detail below.
The Fund will make available to the public a complete schedule of portfolio holdings, as reported on a fiscal quarter basis.  This information is generally available within 60 days of the Fund's fiscal quarter end and will remain available until the next fiscal quarter's portfolio holdings report becomes available.  You may obtain a copy of these quarterly portfolio holdings reports by calling the Fund at 1-855-609-VCAM (8226).  The Fund will also file these quarterly portfolio holdings reports with the Securities and Exchange Commission on Form N-CSR or Form N-Q, as applicable.  The Fund's Form N-CSR and Form N-Q are available on the Securities and Exchange Commission's website at http://www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC.  The first and third quarter portfolio holdings reports will be filed with the Securities and Exchange Commission on Form N-Q and the second and fourth fiscal quarter portfolio holdings reports will be included with the semi-annual and annual financial statements, respectively, which are sent to shareholders and filed with the Securities and Exchange Commission on Form N-CSR.

To the extent that the Fund's portfolio holdings have previously been disclosed publicly either through a filing made with the Securities and Exchange Commission on Form N-CSR or Form N-Q, or by being posted to the Fund's website, such holdings may also be disclosed to any third party that requests them.
Consistent with policies approved by the Board, the officers of the Fund will share non-public portfolio holdings information with the Fund's service providers that require such information for legitimate business and Fund oversight purposes.  Recipients of non-public portfolio holdings information have a duty not to trade on that confidential information.   The Fund has not (and does not intend to) enter into any arrangement providing for the receipt of compensation or other consideration in exchange for the disclosure of non-public portfolio holdings information, other than the benefits that result to the Fund and its shareholders from providing such information, which include the publication of Fund ratings and rankings.
The Advisor, as well as the custodian, fund accountant and administrator, and compliance services administrator, have full daily access to the Fund's portfolio holdings.  These service providers are subject to obligations requiring them to keep non-public portfolio holdings information confidential.  In some, but not all, cases these confidentiality obligations are established by written agreements.  The Board of Trustees has concluded that the confidentiality obligations in place for these parties are adequate to safeguard the Fund from unauthorized disclosure of non-public portfolio holdings information.  In addition, the Advisor has a code of ethics that prohibits covered persons from disclosing or trading based on non-public portfolio holdings information.
The Fund's distributor, transfer agent, independent public accountants, and legal counsel have access to the Fund's portfolio holdings on an ad hoc, as needed basis.  The distributor and transfer agent are subject to written agreements that establish confidentiality obligations with respect to the Fund's portfolio holdings.  The independent public accountants and legal counsel are subject to professional obligations that require them to keep non-public portfolio holdings information confidential.  The Board of Trustees has concluded that the confidentiality obligations in place for these parties are adequate to safeguard the Fund from unauthorized disclosure of non-public portfolio holdings information.
V.G. Reed & Sons, PrintGrafix (a division of Sunbelt Graphic Systems, Inc.), Riverside Printing, Inc., and PrinterLink Communications Group, Inc. are financial printers the Fund may engage for, among other things, the printing and/or distribution of regulatory and compliance documents.  These service providers are subject to written agreements that establish confidentiality obligations with respect to the Fund's portfolio holdings.
The Fund and its service providers may also provide non-public portfolio holdings information to appropriate regulatory agencies as required by applicable laws and regulations.
The Fund currently does not provide non-public portfolio holdings information to any other third parties.  In the future, the Advisor may establish ongoing arrangements with other third parties if the Advisor determines that the Fund has a legitimate business purpose for doing so, determines that the disclosure is in the shareholders' best interest, and the recipient is subject to a duty of confidentiality.  These parties could include, by way of example, financial data processing companies that provide automated data scanning and monitoring services for the Fund, research companies that allow the Advisor to perform attribution analysis for the Fund; and the Advisor's proxy voting agent to assess and vote proxies on behalf of the Fund.  The Advisor is responsible for determining which other third parties have a legitimate business purpose for receiving the Fund's portfolio holdings information.
The Fund's policy regarding disclosure of portfolio holdings is subject to the continuing oversight and direction of the Trustees.  Oversight includes: (i) review and approval of the policy on disclosure of portfolio holdings as necessary, including review of the parties receiving non-public portfolio holdings information; (ii) periodic assessment of compliance in connection with a report from the Trust's Chief Compliance Officer, (iii) receipt of reports on any conflicts of interest where disclosure of information about portfolio holdings may conflict or appear to conflict with the interests of the Fund's investment advisor, any principal underwriter for the Trust, or an affiliated person of the Trust, and (iv) receipt of reports on any known disclosure of the Fund's portfolio holdings to unauthorized third parties.  The Fund and Advisor are obligated to report issues that arise under the policy on disclosure of portfolio holdings to the Chief Compliance Officer.  Material compliance matters are then reported to the Board of Trustees.

FINANCIAL STATEMENTS
Because the Fund is newly organized, there is no financial information in this Statement of Additional Information.  You may request a copy of the Fund's annual and semi-annual reports, once available, at no charge by calling the Fund at 1-855-609-VCAM (8226).

APPENDIX A –DESCRIPTION OF RATINGS
The Fund may acquire from time to time certain securities that meet the following minimum rating criteria ("Investment-Grade Debt Securities") (or if not rated, of equivalent quality as determined by the Advisor).  The various ratings used by the nationally recognized securities rating services are described below.
A rating by a rating service represents the service's opinion as to the credit quality of the security being rated.  However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer.  Consequently, the Advisor believes that the quality of Investment-Grade Debt Securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis.  A rating is not a recommendation to purchase, sell, or hold a security, because it does not take into account market value or suitability for a particular investor.  When a security has received a rating from more than one service, each rating is evaluated independently.  Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable.  Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.
Standard & Poor's Ratings Services.  The following summarizes the highest four ratings used by Standard & Poor's Ratings Services ("S&P"), a division of McGraw-Hill Companies, Inc., for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:
AAA – This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity of the obligor to meet its financial commitment on the obligation.
AA – Debt rated AA differs from AAA issues only in a small degree.  The obligor's capacity to meet its financial commitment on the obligation is very strong.
A – Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.  However, the obligor's capacity to meet its financial commitment on the obligation is still strong.
BBB – Debt rated BBB exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
To provide more detailed indications of credit quality, the AA, A, and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.
Bonds rated BB, B, CCC, CC, and C are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded as having significant speculative characteristics.  BB indicates the lowest degree of speculation and C the highest degree of speculation.  While such bonds may have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.
Commercial paper rated A‑1 by S&P indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted A‑1+.  Capacity for timely payment on commercial paper rated A‑2 is satisfactory, but the relative degree of safety is not as high as for issues designated A‑1.
The rating SP‑1 is the highest rating assigned by S&P to short term notes and indicates strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.  The rating SP‑2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.  The rating SP-3 indicates a speculative capacity to pay principal and interest.

Moody's Investor Service, Inc.  The following summarizes the highest four ratings used by Moody's Investors Service, Inc. ("Moody's") for fixed-income obligations with an original maturity of one year or more, which are deemed to be Investment-Grade Securities by the Advisor:
Aaa – Bond obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa – Bond obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A – Bond obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa – Bond obligations rated Baa are subject to moderate credit risk.  They are considered medium-grade and as such may possess certain speculative characteristics.
Obligations that are rated Ba, B, Caa, Ca, or C by Moody's are not considered "Investment-Grade Debt Securities" by the Advisor.  Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.  Obligations rated B are considered speculative and are subject to high credit risk.  Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Short-Term Ratings.
Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs, or individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
Moody's employs the following designations to indicate the relative repayment ability of rated issuers:
P-1 – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.
NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor, or support-provider.
US Municipal Short-Term Debt And Demand Obligation Ratings.
Short-Term Debt Ratings.  There are three rating categories for short-term municipal obligations that are considered investment grade.  These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels – MIG 1 through MIG 3.  In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.  MIG ratings expire at the maturity of the obligation.

MIG 1 – This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2 – This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.
MIG 3 – This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG – This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.
Demand Obligation Ratings.  In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating.  The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments.  The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.
When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.
VMIG rating expirations are a function of each issue's specific structural or credit features.
VMIG 1 – This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2 – This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3 – This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG – This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
Fitch Ratings.  The following summarizes the highest four ratings used by Fitch, Inc. ("Fitch"):
Long-Term Ratings.
AAA – Highest credit quality.  The rating AAA denotes that the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.
AA – Very high credit quality.  The rating AA denotes a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality.  The rating A denotes a low expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher rating.
BBB – Good credit quality.  The rating BBB indicates that there is currently a low expectation of credit risk.  The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment grade category.
Long-term securities rated below BBB by Fitch are not considered by the Advisor to be investment-grade securities.  Securities rated BB and B are regarded as speculative with regard to a possible credit risk developing.  BB is considered speculative and B is considered highly speculative.  Securities rated CCC, CC, and C are regarded as a high default risk.  A rating CC indicates that default of some kind appears probable, while a rating C signals imminent default.  Securities rated DDD, D, and D indicate a default has occurred.
Short-Term Ratings.
F1 – Highest credit quality.  The rating F1 indicates the strongest capacity for timely payment of financial commitments; may have an added (+) to denote any exceptionally strong credit feature.
F2 – Good credit quality.  The rating F2 indicates a satisfactory capacity for timely payment of financial commitment, but the margin of safety is not as great as in the case of the higher ratings.
F3 – Fair credit quality.  The rating F3 indicates the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.
B – Speculative.  The rating B indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.
Short-term rates B, C, and D by Fitch are considered by the Advisor to be below investment-grade securities.  Short-term securities rated B are considered speculative, securities rated C have a high default risk, and securities rated D denote actual or imminent payment default.
(+) or (-) suffixes may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to long-term ratings "AAA" category, categories below "CCC", or short-term ratings other than "F1".  The suffix "NR" indicates that Fitch does not publicly rate the issuer or issue in question.

APPENDIX B – PROXY VOTING POLICIES
The following proxy voting policies are provided:
(1)	The Trust's Proxy Voting and Disclosure Policy; and
(2)	The Advisor's Proxy Voting and Disclosure Policy; and
(3)	The Sub-Advisor's Proxy Voting and Disclosure Policy, including a detailed description of the Sub-Advisor's specific proxy voting guidelines.

Trust's Proxy Voting Disclosure Policy
The Securities and Exchange Commission has adopted rules and forms under the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940 to require registered investment companies to provide disclosure about how they vote proxies for their portfolio securities.  Each series of shares of the Trust (individually and collectively referred to as the "Fund") is required to disclose the policies and procedures used to determine how to vote proxies for portfolio securities.  The Fund is also required to file with the Securities and Exchange Commission and to make available to their shareholders the specific proxy votes cast for portfolio securities.  This policy is designed to ensure that the Fund complies with these requirements and otherwise fulfills its obligations with respect to proxy voting, disclosure, and recordkeeping.  The overall goal is to ensure that the Fund's proxy voting is managed in an effort to act in the best interests of its shareholders.  While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.
Specific Proxy Voting Policies and Procedures
A.  General
The Board of Trustees believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company.  The Trust and Fund are committed to voting corporate proxies in the manner that best serves the interests of the Fund's shareholders.
B.  Delegation to Fund's Investment Advisor
The Board of Trustees believes that the Fund's investment advisor is in the best position to make individual voting decisions for the Fund consistent with this policy.  Therefore, subject to the oversight of the Board of Trustees, the Fund's investment advisor is delegated the following duties:
1.	To make the proxy voting decisions for the Fund; and
2.
To assist the Fund in disclosing the Fund's proxy voting record as required by Rule 30b1-4 under the Investment Company Act of 1940, including providing the following information for each matter with respect to which the Fund was entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

The Board of Trustees, including a majority of the Independent Trustees, shall approve the Proxy Voting and Disclosure Policy of the Fund's investment advisor as it relates to the Fund.  The Board of Trustees shall also approve any material changes to such policy no later than six (6) months after adoption by the Fund's investment advisor.
C.  Conflicts
In cases where a matter with respect to which a Fund is entitled to vote presents a conflict between the interest of the Fund's shareholders, on the one hand, and those of the Fund's investment advisor, principal underwriter, or an affiliated person of the Fund, its investment advisor or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund's shareholders.  For purposes of this Policy, a vote shall be considered in the best interest of the Fund's shareholders (i) when a vote is cast consistent with a specific voting policy set forth in the Proxy Voting and Disclosure Policy of the Fund's investment advisor, provided such specific voting policy was approved by the Board of Trustees, or (ii) when a vote is cast consistent with the decision of the Trust's Proxy Voting Committee.  In addition, provided the Fund's investment advisor is not affiliated with the Fund's principal underwriter or an affiliated person of the principal underwriter and neither the Fund's principal underwriter nor an affiliated person of the principal underwriter has influenced the advisor with respect to a matter to which the Fund is entitled to vote, a vote by the advisor shall not be considered a conflict between the Fund's shareholders and the Fund's principal underwriter or affiliated person of the principal underwriter.

D.  Other Investment Companies
To the extent the Fund invests in shares of other investment companies in accordance with the safe harbor provisions of Section 12(d)(1)(F) of the Investment Company Act of 1940, the Fund's investment advisor shall vote proxies with respect to such investment company securities in the same proportion as the vote of all other holders of such securities.
Fund Disclosure
A.  Disclosure of Fund Policies and Procedures With Respect to Voting Proxies Relating to Portfolio Securities
The Fund shall disclose this policy, or a description of the policy, to its shareholders by including it as an appendix to its Statement of Additional Information on Form N-1A.  The Fund will also notify its shareholders in the Fund's shareholder reports that a description of this policy is available upon request, without charge, by calling a specified toll-free telephone number.  The Fund will send this description of the policy within three business days of receipt of any shareholder request, by first-class mail, or other means designed to ensure equally prompt delivery.
B.  Disclosure of the Fund's Complete Proxy Voting Record
In accordance with Rule 30b1-4 of the Investment Company Act of 1940, the Fund will file Form N-PX with the Securities and Exchange Commission no later than August 31 of each year, even if August 31 falls on a non-business day.  The Fund shall disclose to its shareholders on Form N-PX the Fund's complete proxy voting record for the twelve-month period ended June 30.
The Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:
(i)                 The name of the issuer of the portfolio security;
(ii)           The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);
(iii)          The Council on Uniform Security Identification Procedures ("CUSIP") number for the portfolio security (if available through reasonably practicable means);
(iv)             The shareholder meeting date;
(v)           A brief identification of the matter voted on;
(vi)          Whether the matter was proposed by the issuer or by a security holder;
(vii)         Whether the Fund cast its vote on the matter;
(viii)        How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
(ix)               Whether the Fund cast its vote for or against management.
The Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund's website, if applicable.  If the Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund's most recently filed report on Form N-PX on the website beginning the same day it files such information with the Securities and Exchange Commission.
The Fund shall also include a statement in its annual reports, semi-annual reports, and Statement of Additional Information that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (i) without charge upon request, by calling a specified toll-free (or collect) telephone number, or (if applicable) on or through the Fund's website at a specified internet address; and (ii) on the website of the Securities and Exchange Commission.  If the Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it shall send the information disclosed in the Fund's most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.
43

Recordkeeping
The Trust shall keep the following records for a period of at least five years, the first two in an easily accessible place:
(i)	A copy of this Policy;
(ii)	Proxy statements received regarding the Fund's securities;
(iii)	Records of votes cast on behalf of the Fund; and
(iv)	A record of each shareholder request for proxy voting information and the Fund's response, including the date of the request, the name of the shareholder, and the date of the response.
The foregoing records may be kept as part of the records of the Fund's investment advisor.
A Fund may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Fund's investment advisor that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.
Proxy Voting Committee
A.	General
The Trust's Proxy Voting Committee shall be composed entirely of Independent Trustees and may be comprised of one or more such Independent Trustees as the Board of Trustees may, from time to time, decide.  The purpose of the Proxy Voting Committee shall be to determine how the Fund should cast its vote, if called upon by the Board of Trustees or the Fund's investment advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund's shareholders, on the one hand, and those of the Fund's investment advisor, principal underwriter, or an affiliated person of the Fund, its investment advisor, or principal underwriter, on the other hand.
B.	Powers and Methods of Operation
The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and such other powers and perform such other duties as the Board of Trustees may, from time to time, grant or assign to the Proxy Voting Committee.  The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board of Trustees may, from time to time, determine.  The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference, or by consent in writing without a meeting shall be the act of the Proxy Voting Committee.  The Proxy Voting Committee shall have the authority to utilize Trust counsel at the expense of the Trust if necessary.  The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Trust's records.  The Proxy Voting Committee shall review this Policy and recommend any changes to the Board of Trustees as it deems necessary or advisable.
Other
This policy may be amended, from time to time, as determined by the Board of Trustees.
44

Vertical Capital Asset Management, LLC
Proxy Voting Policy and Procedures

Summary of Policy
Pursuant to the adoption by the Securities and Exchange Commission (the "Commission") of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-Ff 1940) under the Investmetn Adviser Act of 194 (the "Act"), it is a fradulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies. In order to fulfill its responsibilities under the Act, Vertical Capital Asset Management, LLC (hereinafter, "we" or "our") has adopted the following policies and procedures for proxy voting with regard to direct investments in companies held in investment portfolios of our clients.

Key Objectives
The key objectives of these policies and procedures recognize that a company's management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company's board of directors.  While "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors, these objectives also recognize that the company's shareholders must have final say over how management and directors are performing, and how shareholders' rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.  Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilites as a fiduciary for our clients:
1.	Accountability - Each company should have effective means in place to hold those entrusted with running a company's business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.
2.	Alignment of Management and Shareholder Interests - Each company should endeavor to align the interests of management and the board of directos with the interests of the company's shareholders. For example. we generally believe that compensation shold be designed to reward management for doing a good job of creating value for the shareholders of the company.

3.	Transparency - Promotion of timely disclosure of important information about a company's business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company's securities.

Voting Procedures
All proxies sent to clients that are actually received by the Adviser (to vote on behalf of the client) will be provided to the Portfolio Manager, and a written record of each proxy received by the Adviser (on behalf of its clients) will be kept in the  dviser's files. Prior to voting any proxies, the Portfolio Manager will determine if there are any conflicts of interest related to the proxy in question in accordance with the general guidelines set forth below. If a conflict is identified, the Portfolio Manager will then make a determination (which may be in consultation with outside legal counsel) as to whether the conflict is material.

If no material conflict is identified pursuant to these procedures, the Portfolio Manager will vote the proxy in accordance with the guidelines and procedures set forth in this proxy policy. The Portfolio Manager will deliver the proxy vote in accordance with instructions related to such proxy and in a timely and appropriate manner.

Conflicts of Interest
As stated above, in evaluating how to vote a proxy, the Portfolio Manager will:
1.	Determine whether there is a conflict of interest related to the proxy in question between Adviser and its Advisory Clients. This examination will include, but not be limited to, an evaluation of whether the Adviser (or any affiliate of the Adviser) has any relationship with the company, or an affiliate of the company, to which the proxy relates outside of an investment in such company by a client of the Adviser.
2.	If a conflict is identified and deemed "material" by the Portfolio Manager, the Adviser will determine whether voting in accordance with the proxy voting guidelines outlined in this policy is in the best interests of the client, which may include utilizing an independent third party to vote such proxies.
3.	With respect to material conflicts, the Adviser will determine whether it is appropriate to disclose the conflict to affected clients to give such clients the opportunity to vote the proxies in question themselves. However, with respect to ERISA clients whose advisory contract reserves the right to vote proxies when the Adviser has determined that a material conflict exists that affects its best judgment as a fiduciary to the ERISA client, the Adviser will:
(a) Give the ERISA client the opportunity to vote the proxies in question themselves; or

(b)	Follow designated special proxy voting procedures related to voting proxies pursuant to the terms of the investment management agreement with such ERISA clients, if any.

Dissemination and Availability of Procedures
A summary this proxy policy will be included in Part II of the Adviser's Form ADV, and will be updated whenever these policies and procedures are updated. Additionally, a copy of these policies and procedures is available to our clients without charge, upon request, by calling 866-224-9320. We will send a copy within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery. We will also provide upon request the record of how the Adviser voted proxies that are relevant to the affected client.

Record-keeping Requirements
The Compliance Department, or other designee, will be responsible for maintaining files relating to the Adviser's proxy voting procedures. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser. Records of the following will be included in the files:
1.	Copies of these proxy voting policies and procedures and any amendments thereto;
2.
A copy of each proxy statement that the Adviser actually received, provided however, that the Adviser may rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available;

3.	A record of each vote that the Adviser casts;
4.	A copy of any document that the Adviser created that was material to making a decision on how to vote the proxies and memorializes that decision, if any; and,
5.	A copy of each written request for information on how the Adviser voted such client's proxies and a copy of any written response to such.

Decision Methods
We generally believe that portfolio managers that invest in and track particular companies have a unique perspective to make decisions with regard to proxy votes. Therefore, we rely on that perspective to make the final decisions on how to cast proxy votes. No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight and expertise from outside sources as to how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other. In such a case, we will abstain from making a voting decision, and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

Criteria for Voting Decisions

Election of the Board of Directors
We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. We also believe that some measure of turnover in board composition typically promotes more independent board action and fresh perspectives on governance, and of greater importance, is the skill set of the proposed board member. We will also look at the backgrounds of the directors to gauge their business acumen and any special talent or experience that may add value to their participation on the board.

The election of a company's board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will pay special attention to efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time.

Approval of Independent Auditors
We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence. We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans
We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:
1.	Requiring senior executives to hold stock in a company.
2.	Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the comapny, when assessing a plan's impact on ownership interests.

Corporate Structure
We view the exercise of shareholder's rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance. Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to Ey's by-laws by a simple majority vote. We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans
There are arguments both in favor of and against shareholder rights plans, also known as poison pills. For example, such measures may tend to entrench or provide undue compensation to current management, which we generally consider to have a negative impact on shareholder value. Therefore, our preference is for a plan that places shareholder value in a priority position above interests of management.

Summary of Proxy Voting Procedures
As a fiduciary to its investors, we recognize the need to actively manage and vote proxies and other shareholder actions and consents that may arise in the course of its investment advisory activities on behalf of its clients. However, due to the nature of the investments of the Fund and indirect exposure to underlying equity investments, we believe that it would be rare that we would be in a position to cast a vote or called upon to vote a proxy. In the event that we do receive a proxy notice to vote on any issue related to the investments of advisory client accounts, we will process and vote all shareholder proxies and other actions in a timely manner, insofar as we can determine based on the facts available at the time of its action, and in the best interests of the affected advisory client(s). Although we expect that proxies will generally be voted in a manner consistent with the guidelines set forth in this policy, there may be individual cases where, based on facts available, voting according to policy would not be in the best interests of the fund and its shareholders. In such cases, we may vote counter to the stated policy.

Approved: August 2013

Exhibit

PROXY VOTING AND DISCLOSURE POLICY

MAI Capital Management, LLC ("MAI") is registered with the Securities and Exchange Commission ("SEC") as an investment advisor under the Investment Advisers Act of 1940, as amended (the "Advisers Act").  MAI has built relationships with many individual clients and also serves as the investment manager to several investment funds (collectively, the "MAI Funds").
The Advisers Act requires that MAI adopt and implement policies and procedures for voting proxies in the best interest of clients (or with respect to the MAI Funds, its participants), to describe the procedures to clients, and to tell clients how they may obtain information about how MAI has actually voted their proxies.  This Proxy Voting and Disclosure Policy (the "Policy") is designed to reflect MAI's commitment to vote proxies in the best interest of clients and in accordance with Rule 206(4)-6 under the Advisers Act.
Although MAI does vote proxies for the MAI Funds and a limited number of clients, MAI's general policy is not to accept responsibility or authority for voting proxies unless otherwise approved for a client by MAI's Compliance Officer; instead, clients retain voting authority and MAI will simply forward all proxy solicitation materials it receives directly to these clients.  In cases where MAI does, however, accept responsibility or authority for voting proxies, proxy voting decisions will be made on a case-by-case basis considering the policies and the procedures set forth below.
General Proxy Voting Procedures
MAI believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company.
MAI believes that each proxy proposal should be individually reviewed to determine whether the proposal is in the best interests of its clients.  As a result, similar proposals for different companies may receive different votes because of different corporate circumstances.
To implement MAI's proxy voting policies, MAI has developed the following procedures for voting proxies.
1.            Upon receipt of a corporate proxy by MAI, the proxy statement and the proxy are submitted to the Proxy Committee Chairman.   The Chairman will then vote the proxy in accordance with the MAI policy.  For any proxy proposal not clearly addressed by this policy, the Chairman  will consult with the Proxy Committee  or with the Portfolio Manager (PM)  responsible for the client's account (the "Responsible Portfolio Manager"), before voting the proxy.
2.            The Proxy Committee Chairman shall be responsible for reviewing the proxy proposals and proxy proposal summaries.  The review shall take into consideration what vote is in the best interests of clients and the provisions of MAI's Voting Guidelines below. The Proxy Committee Chairman will then vote the Proxies. The Trading and Operations Department shall be responsible for maintaining copies of each proxy statement, actual vote, and any other information required to be maintained for a proxy vote under Rule 204-2 of the Advisers Act (see discussion under the caption "Recordkeeping" below).  With respect to proxy votes on topics deemed, in the opinion of the Proxy Committee or Responsible Portfolio Manager to be controversial or particularly sensitive, the Proxy Committee will provide a written explanation for the proxy vote which will be maintained with the record of the actual vote in MAI's files.

3.            The Operations Department shall be responsible for maintaining copies of each proxy statement, actual vote, and any other information required to be maintained for a proxy vote under Rule 204-2 of the Advisers Act (see discussion under the caption "Recordkeeping" below).  With respect to proxy votes on topics deemed, in the opinion of the Proxy Committee or PM, to be controversial or particularly sensitive, the Proxy Committee will provide a written explanation for the proxy vote which will be maintained with the record of the actual vote in MAI's files.
Voting Guidelines
While MAI's policy is to review each proxy proposal on its individual merits, MAI has adopted guidelines for certain types of matters to assist the Proxy Committee in the review and voting of proxies.  These guidelines are used as a framework and are not all-inclusive of every potential issue. Notwithstanding the voting guidelines below, special circumstances may require MAI, based on specific facts and circumstances, to deviate from the guidelines and vote in a manner contrary to those set forth in guidelines.  These guidelines are set forth below:
1.            Election of the Board of Directors
MAI generally will vote in favor of director nominees that have expressed and/or demonstrated a commitment to the interest of the company's shareholders.  MAI will consider the following factors in deciding how to vote proxies relating to director elections:
•
In re-electing incumbent directors, MAI will look to the long-term performance of the company relative to its peers.  MAI will not vote to re-elect a board if the company has had consistent poor performance (including but not limited to stock performance) relative to its peers in its industry, unless MAI believes that the board has demonstrated that it is taking or proposes to take measures designed to improve the company's performance.

•
MAI believes it is in the best interest of all company shareholders to have, as a majority, directors that are independent of management and generally will vote only for a slate of director nominees that promotes a majority of independent directors on the full board.

•	MAI will not vote in favor of a director nominee that, to MAI's actual knowledge, is the subject of any SEC or other criminal enforcement action.
•
MAI believes that it is in the shareholders' best interest to have intelligent and experienced directors serving on a company's board.  Accordingly, MAI believes that companies should be allowed to establish competitive director compensation packages that attract and retain desirable directors.  MAI will consider whether proposals relating to director compensation are reasonable in relation to the company's performance and resources.  MAI will vote in favor of proposals that seek to impose reasonable limits on director compensation.

•	MAI will generally vote for shareholder proposals requiring that the chairman's position be filled by an independent director.
In other issues that may arise relating to the board of directors, MAI generally will vote against proposals that benefit directors at the expense of the shareholders, and in favor of proposals that do not unreasonably abrogate the rights of shareholders.  As stated previously, each issue will be analyzed on an issue-by-issue basis.

2.            Corporate Governance
MAI may review any proposal to adopt an anti-takeover measure, undergo a corporate restructuring (e.g., change of entity form or corporate domicile, mergers or acquisitions), change the capital structure of a company, approve the independent auditors of a company, or take other similar action by reviewing the potential short and long-term effects of the proposal on the company.  These effects may include, without limitation, the economic and financial impact the proposal may have on the company, and the market impact that the proposal may have on the company's stock.
a.            Anti-Takeover Defenses.  Although MAI will review each proposal on a case-by-case basis, MAI generally will vote against management proposals that (i) seek to insulate the management from all threats of change in control, (ii) provide the board of directors with veto power against all takeover bids, (iii) allow management or the members of the board to buy shares from certain shareholders at a premium and at the expense of the majority of shareholders, or (iv) allow management to increase or decrease the size of the board at its own discretion.  MAI will only vote in favor of those proposals that do not unreasonably discriminate against a majority of shareholders, or greatly alter the balance of power between shareholders and the incumbent management and directors.
b.            Corporate Restructuring.  In determining whether to vote for mergers and acquisitions, spin-offs, asset sales, reincorporations, leveraged buy-outs, liquidations and other corporate restructuring initiatives, MAI will consider the following factors: (i) whether the proposed action represents the best means of enhancing shareholder values, (ii) whether the company's long-term prospects will be positively affected by the proposal, (iii) how the proposed action will impact corporate governance and/or shareholder rights, (iv) how the proposed deal was negotiated, (v) whether all shareholders receive equal and/or fair treatment under the terms of the proposed action, and/or (vi) whether shareholders could realize greater value through an alternative transaction.
c.            Capital Structure.  Proposals affecting the capital structure of a company may have significant impact on shareholder value, particularly when they involve the issuance of additional stock.  MAI will vote in favor of proposals to increase the authorized or outstanding stock of a company only when management provides a strong business justification for the increase, such as to fund acquisitions, recapitalization or debt restructuring.  MAI will vote against proposals that unreasonably dilute shareholder value or create classes of stock with unequal voting rights or preferences, unless a compelling justification can be made that such issuance of stock or the preferred voting terms and conditions is necessary for the future financial health and stability of the company.
d.            Executive Compensation.  MAI believes executives should be compensated at a reasonable rate and that companies should be free to offer attractive compensation packages that encourage high performance in executives because, over time, it will increase shareholder value.  MAI also believes, however, that executive compensation needs to be reasonably tied to the performance of the company.  MAI will vote in favor of proposals that provide challenging performance objectives to company executives, and which serve to motivate executives to better perform and align their interests with shareholders.  MAI will vote against proposals that offer unreasonable benefits to executives whose past performance has been less than satisfactory.  Additionally, MAI generally will vote against shareholder proposals that summarily restrict executive compensation without regard to the company's performance, and in favor of shareholder proposals that seek additional disclosures on executive compensation.
e.            Independent Auditors.  The engagement, retention and termination of a company's independent auditors must be approved by the company's audit committee.  In reliance on the audit committee's recommendation, MAI generally will vote to ratify the employment or retention of a company's independent auditors unless MAI is aware that the auditor is not independent or that the auditor has, in the past, rendered an opinion that was neither accurate nor indicative of the company's financial position.
3.            Shareholder Rights
MAI will analyze and consider all proposals that will have a material effect on shareholder rights on a case-by-case basis.  MAI will vote against all proposals that seek to eliminate existing shareholder rights unfairly or restrict the ability of shareholders to act in a reasonable manner to protect their interest in the company.  In all cases, MAI will vote in favor of proposals that best represent and protect the long-term interest of shareholders and its clients.

4.            Social and Environmental Issues
MAI generally believes that ordinary business matters (including, without limitation, positions on corporate responsibility and social issues) are primarily the responsibility of a company's management that should be addressed solely by the company's management.  Accordingly, MAI will generally vote against proposals involving corporate responsibility and social issues.  Notwithstanding the foregoing, MAI may vote against corporate responsibility and social issue proposals that MAI believes will have substantial adverse economic or other effects on a company, and MAI may vote for corporate responsibility and social issue proposals that MAI believes will have substantial positive economic or other effects on a company.
Conflicts of Interests
In cases where the Proxy Committee is aware of a conflict between the interests of a client and the interests of MAI or an affiliated person of MAI (e.g., a portfolio company that is a client or an affiliate of a client of MAI or where a vote may impact the compensation payable to MAI in a manner adverse to clients interests), MAI will notify the client of such conflict and will vote the client's shares in accordance with the client's instructions.  In the event that MAI does not receive instructions from the client within three business days after the notice, MAI may abstain from voting or vote the proxy in what it believes (in its sole discretion) is the client's best interests.
How to Obtain Voting Information
Rule 206(4)-6 of the Advisers Act requires MAI to disclose in response to any client request how the client can obtain information from MAI on how its securities were voted.  MAI will disclose in its Form ADV2A that clients can obtain information on how their securities were voted by making a written request to MAI.  Upon receiving a written request from a client, MAI will provide the information requested by the client within a reasonable amount of time.
Rule 206(4)-6 of the Advisers Act also requires MAI to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures.  MAI will provide such a description in Part II of its Form ADV.  Upon receiving a written request from a client, MAI will provide a copy of this policy within a reasonable amount of time.
If approved by the client, this policy and any requested records may be provided electronically.
Recordkeeping
MAI shall keep the following records in an easily accessible place for a period of at least five years, the first two in its offices:
(i)            A copy of this Policy;
(ii)            Proxy Statements received regarding client securities;
(iii)            Records of votes cast on behalf of clients;
(iv)	Any documents prepared by MAI that were material to making a decision how to vote, or that memorialized the basis for the decision; and
(v)            Records of client requests for proxy voting information.
MAI may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by MAI that are maintained with a third party, such as a proxy voting service, provided that MAI has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

Amendments
MAI reserves the right to modify and amend this policy without notice at anytime.